L E A S E

                      HEALTH CARE PROPERTY INVESTORS, INC.,
                                     Lessor
                                       AND
                              EMERITUS CORPORATION
                                     Lessee
                          Dated as of September 5, 2001
     i
                                TABLE OF CONTENTS
ARTICLE  I.     1
1.1     Leased  Property;  Term     1
ARTICLE  II.     2
2.1     Definitions     2
ARTICLE  III.     11
3.1     Rent     11
3.2     [Intentionally  Omitted]     12
3.3     [Intentionally  Omitted]     12
3.4     Additional  Charges     12
3.5     Late  Payment  of  Rent     12
3.6     Net  Lease     13
ARTICLE  IV.     13
4.1     Impositions     13
4.2     Utilities     14
4.3     Insurance     14
4.4     Impound  Account     14
4.5     Tax  Service     14
ARTICLE  V.     14
5.1     No  Termination,  Abatement,  etc     14
ARTICLE  VI.     15
6.1     Ownership  of  the  Leased  Property     15
6.2     Personal  Property     15
6.3     Transfer  of  Personal  Property  and Capital Additions to Lessor     15
ARTICLE  VII.     16
7.1     Condition  of  the  Leased  Property     16
7.2     Use  of  the  Leased  Property     16
7.3     Lessor  to  Grant  Easements,  etc     17
7.4     Preservation  of  Gross  Revenues     17
ARTICLE  VIII.     18
8.1     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
18
ARTICLE  IX.     18
9.1     Maintenance  and  Repair     18
9.2     Encroachments,  Restrictions,  Mineral  Leases,  etc     19
ARTICLE  X.     20
10.1     Construction  of  Capital  Additions  to  the  Leased  Property     20
10.2     Funding  by  Lessor     22
10.3     Capital  Additions  Financed  by  Lessee     23
ARTICLE  XI.     23
11.1     Liens     23
ARTICLE  XII.     24
12.1     Permitted  Contests     24
ARTICLE  XIII.     24
13.1     General  Insurance  Requirements     25
13.2     Replacement  Cost     26
13.3     Additional  Insurance     26
13.4     Waiver  of  Subrogation     26
13.5     Policy  Requirements     26
13.6     Increase  in  Limits     27
13.7     Blanket  Policies  and  Policies  Covering  Multiple  Locations     27
13.8     No  Separate  Insurance     27
ARTICLE  XIV.     27
14.1     Insurance  Proceeds     27
14.2     Insured  Casualty     28
14.3     Uninsured  Casualty     29
14.4     No  Abatement  of  Rent     29
14.5     Waiver     29
14.6     Damage  Near  End  of  Term     29
ARTICLE  XV.     29
15.1     Total  Taking     29
15.2     Partial  Taking     29
15.3     Restoration     29
15.4     Award-Distribution     30
15.5     Temporary  Taking     30
ARTICLE  XVI.     30
16.1     Events  of  Default     30
16.2     Certain  Remedies     32
16.3     Damages     33
16.4     Receiver     34
16.5     Lessee's  Obligation  to  Purchase     34
16.6     Waiver     34
16.7     Application  of  Funds     34
16.8     Reserved     34
16.9     Reserved     34
16.10     Lessor's  Security  Interest     34
ARTICLE  XVII.     35
17.1     Lessor's  Right  to  Cure  Lessee's  Default     35
ARTICLE  XVIII.     35
18.1     Purchase  of  the  Leased  Property     36
ARTICLE  XIX.     36
19.1     Renewal  Term     36
ARTICLE  XX.     36
20.1     Holding  Over     37
ARTICLE  XXI.     37
21.1     Letters  of  Credit     37
21.2     Uses  of  Letters  of  Credit     37
ARTICLE  XXII.     37
22.1     Risk  of  Loss     37
ARTICLE  XXIII.     37
23.1     General  Indemnification     37
ARTICLE  XXIV.     38
24.1     Prohibition     38
24.2     Consent     39
24.3     Costs     40
24.4     No  Release  of  Lessee's  Obligations     41
24.5     Assignment  of  Lessee's  Rights  Against  Sublease     41
24.6     Reserved     41
24.7     REIT  Protection     41
24.8     Prepaid  Rent     42
ARTICLE  XXV.     42
25.1     Officer's  Certificate     42
25.2     Statements     42
25.3     Charges     44
ARTICLE  XXVI.     44
26.1     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
Additions     44
ARTICLE  XXVII.     44
27.1     No  Waiver     44
ARTICLE  XXVIII.     44
28.1     Remedies  Cumulative     44
ARTICLE  XXIX.     44
29.1     Acceptance  of  Surrender     44
ARTICLE  XXX.     44
30.1     No  Merger     44
ARTICLE  XXXI.     45
31.1     Conveyance  by  Lessor     45
ARTICLE  XXXII.     45
32.1     Quiet  Enjoyment     45
ARTICLE  XXXIII.     45
33.1     Notices     45
ARTICLE  XXXIV.     46
34.1     Appraiser     46
ARTICLE  XXXV.  [Intentionally  Omitted]     46
ARTICLE  XXXVI.     46
36.1     Lessor  May  Grant  Liens     47
36.2     Attornment     47
ARTICLE  XXXVII.     47
37.1     Hazardous  Substances     47
37.2     Notices     48
37.3     Remediation     48
37.4     Indemnity     48
37.5     Environmental  Inspection     49
ARTICLE  XXXVIII.     49
38.1     Memorandum  of  Lease     49
ARTICLE  XXXIX.     50
39.1     Sale  of  Assets     50
ARTICLE  XL.     50
40.1     Subdivision     50
ARTICLE  XLI.     51
41.1     Authority     51
ARTICLE  XLII.     51
42.1     Attorneys'  Fees     51
ARTICLE  XLIII.     51
43.1     Brokers     51
ARTICLE  XLIV.     51
44.1     Miscellaneous     52


Addendum

Exhibit  A-1     Legal  Description  of  the  Land  (Biloxi)
Exhibit  A-2     Legal  Description  of  the  Land  (Auburn)
Exhibit  B     List  of  Lessor's  Personal  Property
Exhibit  C     Form  of  Amendment
Exhibit  D     Number  of  Units  at  Each  Facility
Exhibit  E     List  of  Other  Leases

     58




                                      LEASE
     THIS  LEASE ("Lease") is dated as of the 5th day of September, 2001, and is
                   -----
by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor") and EMERITUS CORPORATION, a Washington corporation ("Lessee").
    ----                                                               ------
1.
2.     Leased  Property;  Term
       -----------------------
     . Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor's rights and interest in and to the following (collectively, the "Leased Property"):
                                                             ----------------
3.     the  real  property  described  in  Exhibit  A-1 (Biloxi) and Exhibit A-2
                                           ------------              -----------
(Auburn)  attached  hereto  (collectively,  the  "Land");
                                                  ----
4. all buildings, structures, Fixtures and other improvements of every kind now or hereafter located on the Land including, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions funded by Lessor (collectively, the "Leased Improvements");
                                          --------------------
5. all easements, rights and appurtenances relating to the Land and the Leased Improvements (collectively, the "Related Rights");
                                            ---------------
6. all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto  (collectively,  the  "Fixtures");  and
                                    --------
7. the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto, together with all replacements and
         ----------
substitutes  therefor  (collectively,  "Lessor's  Personal  Property").
        --                              ----------------------------
     SUBJECT, HOWEVER, to the easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property as of the date hereof or the Commencement Date or created thereafter as permitted hereunder to have and to hold for a fixed term (the "Fixed Term") commencing on the
                                                 -----------
Commencement Date, as defined below, and ending at 11:59 p.m. Los Angeles time on the expiration of the fifteenth (15th) Lease Year, and the one (1) Extended Term provided for in Article XIX unless this Lease is earlier terminated as hereinafter provided. Promptly after the Commencement Date, the parties shall execute an amendment to this Lease in substantially the form attached hereto as Exhibit C to confirm certain matters, including the Commencement Date and the
----------
Minimum  Rent  as  determined pursuant to Section 3.1 below.  Upon any change in
--
the  Minimum  Rent  in  accordance  with  the provisions of Section 3.1 below or
--
otherwise  pursuant  to  this  Lease,  the  parties  shall  similarly execute an
--
amendment to this Lease confirming such matters.  Notwithstanding the foregoing,
--
the failure of Lessee to so execute and deliver any such amendment shall not affect Lessor's determination of the matters to be confirmed thereby. No such amendment to this Lease will be recorded in the public records without the prior written consent of Lessor and Lessee.
8.
9.     Definitions
       -----------
     .  (See also Addendum Section 46.3)  For all purposes of this Lease, except
         --- ---- -------- ------- ----
as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (v) the words "herein," "hereof" and "hereunder" and other similar words refer to this Lease as a whole and not to any particular Article, Section or other subdivision:
Additional  Charges:  As  defined  in  Article  III.
-------------------
Affiliate:  Any  Person which, directly or indirectly, controls or is controlled
---------
by or is under common control with any other Person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests. When used with respect to any corporation, the term
"Affiliate" shall also include any Person which owns, directly or indirectly, fifty percent (50%) or more of any class of security of such corporation, but shall exclude any affiliates of Daniel R. Baty which but for their relationship with Daniel R. Baty would not be considered affiliates of Lessee.
Appraiser:  As  defined  in  Article  XXXIV.
---------
Award:  All compensation, sums or anything of value awarded, paid or received on
-----
a  total  or  partial  Condemnation.
Base  Period:  The  period commencing on that date which is eighteen (18) months
------------
prior to the date any appraisal of the Facility is made pursuant to the provisions of Article XXXIV and ending on the date which is six (6) months prior to the date any such appraisal of the Facility is made.
BLS:  Bureau  of  Labor  Statistics,  U.S.  Department  of  Labor.
---
Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday which is not
------------
a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.
Capital  Additions:  One  or  more  new  buildings,  or  one  or more additional
------------------
structures  annexed  to  any  portion  of any of the Leased Improvements, or the
-------
material expansion of existing improvements, which are constructed on any parcel
----
or portion of the Land, during the Term, including construction of a new wing or new story, or the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed to provide services not previously offered.
Capital  Additional Costs:  The costs of any Capital Addition made to the Leased
-------------------------
Property whether paid for by Lessee or Lessor, including (i) all permit fees and other costs imposed by any governmental authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, but only to the extent approved by Lessor in writing and in advance if Lessor is funding such Capital Addition; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees;
(viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital
Addition,  including  (a)  the  reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; (f) rating agency fees; and (g) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition.
Cash  Flow:  The  net  income from the Facility, determined on the basis of GAAP
----------
applied on a consistent basis, plus the sum of (i) depreciation and amortization
--
expense; (ii) Rent and other expenses payable hereunder, excluding, however, Impositions; plus (iii) management fees; less the sum of (y) a management fee allowance of five percent (5%) of Gross Revenues for the corresponding period plus (z) an annual Two Hundred Dollar ($200) per unit reserve, pro-rated for the corresponding period.
Cash  Flow  Coverage:  For  any  period,  calculated  as  of the last day of the
--------------------
period, the ratio of Cash Flow attributable to such period to total Rent payable
------
for  such  period  under  the  Lease.
Closing  Date:  As  defined  in  the  Contract  of  Acquisition.
-------------
Code:  The  Internal  Revenue  Code  of  1986,  as  amended.
----
Commencement  Date:  The  Closing  Date.
------------------
Condemnation:  The  exercise  of  any  governmental  power,  whether  by  legal
------------
proceedings  or  otherwise,  by  a  Condemnor or a voluntary sale or transfer by
--------
Lessor  to  any  Condemnor,  either  under threat of condemnation or while legal
----
proceedings  for  condemnation  are  pending.
----
Condemnor:  Any  public  or  quasi-public  authority,  or private corporation or
---------
individual,  having  the  power  of  Condemnation.
----
Consolidated  Financials:  For  any  fiscal  year or other accounting period for
------------------------
Lessee  and  its  consolidated Subsidiaries, statements of earnings and retained
---
earnings and of changes in financial position for such period and for the period
--
from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.
Consolidated  Net  Worth:  At  any time, the sum of the following for Lessee and
------------------------
its  consolidated Subsidiaries, on a consolidated basis determined in accordance
--
with  GAAP:
10. the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus
11. the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus
12. the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting  from  a reversal of a reserve for bad debts or depreciation, and
(iii) write-up resulting from a change in methods of accounting for inventory. Contract of Acquisition: The agreement of even date herewith by and
     -------------------------
between  Lessor  and  Lessee relative to the acquisition by Lessor of the Leased
     -
Property.
Cost  of  Living  Index:  The Consumer Price Index for All Urban Consumers, U.S.
-----------------------
City  Average  (1982-1984  =100),  published  by  the BLS, or such other renamed
--
index.  If the BLS changes the publication frequency of the Cost of Living Index
--
so that a Cost of Living Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 =100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor and Lessee.
CPI  Rent:  An amount equal to the sum of (i) the product of (y) a fraction, the
---------
numerator of which is the Cost of Living Index for the first month of the Lease Year for which CPI Rent is being calculated minus the Cost of Living Index for the first month of the immediately preceding Lease Year, and the denominator of which is the Cost of Living Index for the first month of the immediately preceding Lease Year multiplied by (z) the sum of the prior Lease Year's Minimum Rent plus (ii) the prior Lease Year's CPI Rent; provided, however, that in no
                                                   --------  -------
event will the increase in CPI Rent from one Lease Year to the next be (A) greater than three and fifty one hundredths percent (3.50%) of the sum of the prior Lease Year's Minimum Rent and CPI Rent or (B) less than zero, notwithstanding the actual percentage change in the Cost of Living Index for the applicable period.
Date  of  Taking:  The  date  the  Condemnor  has the right to possession of the
----------------
property  being  condemned.
-----
Environmental  Costs:  As  defined  in  Article  XXXVI.
--------------------
Emeritus:  Emeritus  Corporation,  a  Washington  corporation.
--------
Emeritus'  Reimbursable  Expenses:  As  defined  in the Contract of Acquisition.
---------------------------------
Environmental  Laws:  Environmental  Laws shall mean any and all federal, state,
-------------------
municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of any Hazardous Substance, including the Industrial Site Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.
Event  of  Default:  As  defined  in  Article  XVI.
------------------
Extended  Term:  As  defined  in  Article  XIX.
--------------
Facility:  The  assisted  living  facility  being  operated  or  proposed  to be
--------
operated  on  the  Leased  Property.  (See  also  Addendum  Section  46.3)
-------                                ---  ----  --------  -------  ----
Facility  Mortgage:  As  defined  in  Article  XIII.
------------------
Facility  Mortgagee:  As  defined  in  Article  XIII.
-------------------
Fair  Market Added Value:  The Fair Market Value (as hereinafter defined) of the
------------------------
Leased Property (including all Capital Additions) less the Fair Market Value of the Leased Property determined as if no Capital Additions financed by Lessee had been constructed.
Fair  Market  Rental:  The  fair  market rental value of the Leased Property, or
--------------------
applicable  portion  thereof,  based  upon  the Fair Market Value, including any
---
periodic  increases  therein,  determined  in  accordance  with  the  appraisal
---
procedures  set  forth  in  Articles  XXXIV.
---
Fair  Market  Value:  The  fair  market  value  of  the Leased Property, and all
-------------------
Capital  Additions,  determined  in accordance with the appraisal procedures set
------
forth  in  Article  XXXIV.  Fair  Market  Value  shall  be the value obtained by
--
assuming  that  the  Leased  Property  is encumbered by this Lease.  Further, in
--
determining  Fair  Market  Value the positive or negative effect on the value of
--
the  Leased  Property  attributable to the interest rate, amortization schedule,
--
maturity  date,  prepayment  penalty  and  other  terms  and  conditions  of any
--
encumbrance  which  will not be removed at or prior to the date as of which such
--
Fair Market Value determination is being made shall be taken into account. The Leased Property shall be valued at its highest and best use which shall be presumed to be as a fully-permitted Facility operated in accordance with the provisions of this Lease. Fair market value of the Leased Property shall not include "going concern" or "business enterprise" value attributable to factors other than the highest and best use of the Leased Property. In addition, the following specific matters shall be factored in or out, as appropriate, in determining Fair Market Value:
(i)     The  negative  value  of  (a) any deferred maintenance or other items of repair or replacement of the Leased Property, (b) any then current or prior licensure or certification violations and/or admissions holds and (c) any other breach or failure of Lessee to perform or observe its obligations hereunder shall not be taken into account; rather, the Leased Property, and every part thereof, shall be deemed to be in the condition required by this Lease (i.e., good order and repair) and Lessee shall at all times be deemed to have operated the Facility in compliance with and to have performed all obligations of the Lessee under this Lease.
13. The occupancy level of the Facility shall be deemed to be the average occupancy during the Base Period.
14. If the Facility's Primary Intended Use includes a mixed use, then the average of such mix during the Base Period shall be taken into account.
     Fixed  Term:  As  defined  in  Article  I.
     -----------
Fixtures:  As  defined  in  Article  I.  (See  also  Addendum  Section  46.3)
--------                                  ---  ----  --------  -------  ----
GAAP:  Generally  accepted  accounting  principles.
----
Gross  Revenues:  All  revenues  received or receivable from or by reason of the
---------------
operation  of  the  Facility  or  any other use of the Leased Property, Lessee's
--
Personal  Property  and all Capital Additions including all revenues received or
--
receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions, including, and except as provided below, any consideration received under any commercial (as opposed to resident or patient) subletting, licensing or other arrangements with third parties (a "Commercial
                                                                      ----------
Sublessee")  relating  to  the  possession  or  use of any portion of the Leased
  -------
Property and all Capital Additions; provided, however, that Gross Revenues shall
  ---                               --------  -------
not  include:
(ii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business;
15. federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing  or  stated  separately;
16. contractual allowances (relating to any period during the Term of the Lease) for billings not paid by or received from the appropriate governmental agencies or third party providers; and
17. all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting.
     Gross Revenues for each Lease Year shall reflect all cost report settlement adjustments, whether positive or negative, received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year that such settlement amounts are applicable to; provided,
                                                                       --------
however,  that  to  the  extent  settlement  amounts are applicable to years, or
-------
portions  thereof, prior to the Commencement Date, such settlement amounts shall
-----
not be reflected in Gross Revenues for the Lease Year in which such settlement amounts are received or paid. Gross Revenues shall include the Gross Revenues of any Commercial Sublessee with respect to any applicable portion of the Leased Property and/or any Capital Additions, i.e., the Gross Revenues generated from the operations conducted on or from such portion shall be included directly in the Gross Revenues and the rent received or receivable by Lessee from such Commercial Sublessee shall be excluded from Gross Revenues for such purpose.
Guarantor:  Any  guarantor of Lessee's or an Affiliate of Lessee's obligation to
---------
Lessor or an Affiliate of Lessor, in every case, whether such Guaranty is now or hereafter existing.
Handling:  As  defined  in  Article  XXXVII.
--------
Hazardous  Substances:  Collectively,  any  petroleum,  petroleum  product  or
---------------------
byproduct  or  any  substance, material or waste regulated or listed pursuant to
-------
any  Environmental  Law.
--
HCPI:  Health  Care  Property  Investors,  Inc.,  a  Maryland  corporation.
----
HCPI's  Transaction  Costs:  As  defined  in  the  Contract  of  Acquisition.
--------------------------
Impositions:  Collectively,  all  taxes,  including capital stock, franchise and
-----------
other  state  taxes of Lessor (or, if Lessor is not HCPI, of HCPI as a result of
--
its investment in Lessor), ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; ground rents; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Property, (ii) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof; provided, however, that nothing contained in this
                               --------  -------
Lease shall be construed to require Lessee to pay (a) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, (b) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (c) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (d) any principal or interest on any indebtedness on the Leased Property owed to a Facility Mortgagee for which Lessor is the obligor, except to the extent that any tax, assessment, tax levy or charge, which is otherwise included in this definition, and a tax, assessment, tax levy or charge set forth in clause (a) or (b) is levied, assessed or imposed in lieu thereof or as a substitute therefor. Insurance Requirements: The terms of any insurance policy required by this
-----------------------
Lease and all requirements of the issuer of any such policy and of any insurance
----
board, association, organization or company necessary for the maintenance of any such policy.
Intangible Property:  All accounts, proceeds of accounts, rents, profits, income
-------------------
or revenues derived from the use of rooms or other space within the Leased Property or the providing of services in or from the Leased Property; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, causes of action, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee's operation or use of the Leased Property; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee's use of the Leased Property for its Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with the Facility; and any and all third-party provider agreements (including Medicare and Medicaid).
     Land:  As  defined  in  Article  I.  (See  also  Addendum  Section  46.3)
     ----                                  ---  ----  --------  -------  ----
     Lease:  As  defined  in  the  preamble.
     -----
Lease  Rate:  Eleven  percent  (11%).
-----------
Lease  Year:  Each period of twelve (12) full calendar months from and after the
-----------
Commencement  Date,  unless  the Commencement Date is a day other than the first
(1st) day of a calendar month, in which case the first (1st) Lease Year shall be the period of twelve (12) full calendar months from and after the first (1st) day of the first (1st) calendar month following the month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve (12) full calendar months from and after the first (1st) day of the first
(1st) calendar month following the expiration of the prior Lease Year; provided,
                                                                       --------
however,  that  the last Lease Year during the Term may be a period of less than
-------
twelve (12) full calendar months and shall end on the last day of the Term. Leased Improvements: As defined in Article I. (See also Addendum Section 46.3)
--------------------                             --- ---- -------- ------- ----
Leased  Property:  As  defined  in  Article  I. (See also Addendum Section 46.3)
----------------                                 --- ---- -------- ------- ----
Legal  Requirements:  All  federal,  state,  county,  municipal  and  other
-------------------
governmental  statutes,  laws  (including  common  law  and Environmental Laws),
-----------
rules,  policies,  guidance,  codes,  orders,  regulations, ordinances, permits,
-----
licenses,  covenants,  conditions,  restrictions,  judgments,  decrees  and
----
injunctions affecting either the Leased Property, Lessee's Personal Property and
----
all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee's
Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance.
Lessee:  As  defined  in  the  preamble.
------
Lessee's  Personal Property:  The Personal Property other than Lessor's Personal
---------------------------
Property.  (See  also  Addendum  Section  46.3)
            ---  ----  --------  -------  ----
Lessor:  As  defined  in  the  preamble.
------
Lessor's  Initial  Investment.  At  any  given  time,  the  sum  of (i) Lessor's
-----------------------------
Purchase  Price,  plus  (ii)  all of HCPI's Transaction Costs, plus (iii) all of
-------
Emeritus'  Reimbursable Expenses paid, funded, reimbursed or credited by Lessor,
---
as HCPI, to Lessee, as Emeritus, pursuant to the Contact of Acquisition. Lessor's Personal Property: As defined in Article I. (See also Addendum Section
--------------------------                             --- ---- -------- -------
46.3)
----
Lessor's Purchase Price:  The total Purchase Price paid by Lessor for all of the
-----------------------
Leased  Property,  as  set  forth  in  the  Contract  of  Acquisition  (i.e.,
$15,100,000).
Letters  of  Credit:  As  defined  in  Section  21.1.
-------------------
Minimum  Rent:  As  defined  in  Section  3.1.1.
-------------
Minimum  Repurchase  Price:  As  defined  in  Addendum  Section  46.3.
--------------------------
Officer's  Certificate:  A certificate of Lessee signed by an officer authorized
----------------------
to  so  sign  by  its  board  of  directors  or  by-laws.
Other  Leases:  As  defined  in  Section  21.1.
-------------
Overdue  Rate:  On  any date, a rate equal to 2% above the Prime Rate, but in no
-------------
event greater than the maximum rate then permitted under applicable law. Payment Date: Any due date for the payment of the installments of Minimum Rent,
------------
CPI  Rent  or  any  other  sums  payable  under  this  Lease.
Person:  Any  individual,  corporation, partnership, joint venture, association,
------
joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.
Personal  Property:  All  machinery,  furniture  and  equipment, including phone
------------------
systems  and  computers,  trade fixtures, inventory, supplies and other tangible
----
personal  property  used  or  useful  in  the use of the Leased Property for its
--
Primary  Intended  Use,  other  than  Fixtures.
--
Primary  Intended  Use:  As  defined  in  Addendum  Section  46.3.
----------------------
Prime Rate:  On any date, a rate equal to the annual rate on such date announced
----------
by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder.
Priority  Encumbrances:  As  defined  in  Article  XXXVI.
----------------------
Purchase  Price.  As  defined  in  the  Contract  of  Acquisition.
---------------
Quarter:  During  each  Lease  Year,  the  first three (3) calendar month period
-------
commencing  on  the first (1st) day of such Lease Year and each subsequent three
----
(3) calendar month period within such Lease Year; provided, however, that the last Quarter during the Term may be a period of less than three (3) calendar months and shall end on the last day of the Term.
Related  Rights.  As  defined  in  Article  I.  (See also Addendum Section 46.3)
---------------                                  --- ---- -------- ------- ----
Rent:  Collectively,  the  Minimum  Rent,  CPI  Rent  and  Additional  Charges.
----
SEC:  The  Securities  and  Exchange  Commission.
---
State:  The  State  or  Commonwealth  in  which  the Leased Property is located.
-----
Subsidiaries:  Corporations,  limited  liability  companies  or partnerships, in
------------
which  Lessee  owns,  directly or indirectly, more than 50% of the voting stock,
---
membership  interests  or  partnership  interest,  respectively.
--
Term:  Collectively,  the  Fixed  Term and the Extended Term, as the context may
----
require,  unless  earlier  terminated.
--
Test  Rate:  The minimum interest rate necessary to avoid imputation of original
----------
issue discount income under Sections 483 or 1272 of the Code or any similar provisions.
Transfer  Consideration:  As  defined  in  Article  XXIV.
-----------------------
Unavoidable  Delays:  Delays  due  to  strike,  lockout,  inability  to  procure
-------------------
materials,  power  failure,  act of God, governmental restriction, enemy action,
-------
civil commotion, fire, unavoidable casualty or other cause beyond the control of
--
the party responsible for performing an obligation hereunder; provided, however,
                                                              --------  -------
that a lack of funds shall not be deemed a cause beyond the control of either party hereto.
Unsuitable  for  Its Primary Intended Use:  A state or condition of the Facility
-----------------------------------------
such that by reason of damage or destruction or Condemnation, in the good faith judgment of Lessor and Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of units and usable beds affected by such damage or destruction or Condemnation.
18.
19.     Rent
        ----
     . Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent and CPI Rent during the Term. Payments of Minimum Rent and CPI Rent shall be made by wire transfer initiated by Lessee to Lessor's account or to the account of such other Person as Lessor from time to time may designate in writing on the first day of each calendar month.
20.     Minimum  Rent.
        -------------
21.     Fixed  Term.
        -----------
22. Subject to increases provided in subsection (b) below, for the period from the Commencement Date through the expiration of the Fixed Term, Lessee shall pay to Lessor "Minimum Rent" monthly, in advance on or before the first
                        ------------
day of each calendar month, in an amount equal to one-twelfth (1/12) of the product of (i) the Lease Rate, times (ii) the total Minimum Repurchase Price for
                               -----
     the Facilities as of the Commencement Date. The first monthly payment of Minimum Rent shall be payable on the Commencement Date (prorated as to any partial  calendar  month  at  the  beginning  of  the  Term).
23. The monthly Minimum Rent determined pursuant to subsection (i) above shall be increased from time to time on the date of any payment, funding, accrual, reimbursement or crediting of any of HCPI's Transaction Costs or Emeritus' Reimbursable Expenses by Lessor, as HCPI, under the Contract of Acquisition following the Commencement Date by an amount equal to one-twelfth (1/12) of the product of (A) the amount of such post-Commencement Date payment, funding, accrual, reimbursement or crediting by Lessor of any such HCPI's Transaction Costs or of Emeritus' Reimbursable Expenses, times (B) the Lease
                                                             -----
Rate.
24.     Extended Term.  During the Extended Term, if at all, Lessee shall pay to
        -------------
     Lessor  "Minimum  Rent"  monthly, in advance, on or before the first day of
              -------------
each  calendar month, in an amount equal to one-twelfth (1/12) of the product of
(i) the total Minimum Rent and CPI Rent payable for the last Lease Year of Fixed Term, times (ii) 103.5%.
       -----
25.     CPI  Rent.  In  addition  to  the Minimum Rent, Lessee shall, commencing
        ---------
with the first calendar month of the second Lease Year and continuing through the expiration of the Fixed Term and commencing with the first calendar month of the second Lease Year of the Extended Term and continuing through the expiration of the Term, pay to Lessor each month one twelfth (1/12th) of the CPI Rent.
26.     [Intentionally  Omitted]
        ------------------------
27.     [Intentionally  Omitted]
28.     Additional  Charges
     . In addition to the Minimum Rent and CPI Rent, (i) Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the "Additional
                                                                      ----------
Charges").
29.     Late  Payment  of  Rent
        -----------------------
     . Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent will cause Lessor to incur costs not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Such costs may include processing and accounting charges and late charges which may be imposed on Lessor by the terms of any loan agreement and other expenses of a similar or dissimilar nature. Accordingly, if any installment of Rent other than Additional Charges payable to a Person other than Lessor shall not be paid within three (3) Business Days after its due date, Lessee will pay Lessor on demand a late charge equal to the lesser of (i) five percent (5%) of the amount of such installment or (ii) the maximum amount permitted by law. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. The parties further agree that such late charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Lessor and Lessee. In addition, the amount unpaid, including any late charges, shall bear interest at the Overdue Rate compounded monthly from the due date of such installment to the date of payment thereof, and Lessee shall pay such interest to Lessor on demand. The payment of such late charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Lessor from exercising any other rights and remedies available to Lessor.
30.     Net  Lease
        ----------
     . This Lease is and is intended to be what is commonly referred to as a "net, net, net" or "triple net" lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent, CPI Rent and Additional Charges throughout the Term, all as more fully set forth in Article IV and subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges.
31.
32.     Impositions
        -----------
     .
33. Subject to Article XII relating to permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.
34. Lessor shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements.
35. Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any other refund shall be  paid  over  to  or  retained  by  Lessor.
36. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the
Leased Property as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee shall file all personal property tax returns in such jurisdictions where it must legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.
37. Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.
38. Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.
39. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether  or  not  such  Imposition  is imposed before or after such termination.
40.     Utilities
        ---------
     . Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions thereto. Lessee shall also pay or reimburse Lessor for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property or any portion thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property, including any and all costs and expenses associated with any utility, drainage and parking easements.
41.     Insurance
        ---------
     . Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.
42.     Impound  Account
        ----------------
     . Lessor may, at its option to be exercised by thirty (30) days' written notice to Lessee, require Lessee to deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of Lessee's estimated annual taxes, of every kind and nature, required pursuant to Section 4.1 plus, if Lessee fails to pay any insurance premium in a timely manner as required by this Lease, one-twelfth (1/12th) of Lessee's estimated annual insurance premiums required pursuant to Section 4.3 into an impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. The cost of administering such impound account shall be paid by Lessee. Nothing in this Section 4.4 shall be deemed to affect any right or remedy of Lessor hereunder.
43.     Tax  Service
        ------------
     . If requested by Lessor, Lessee shall, at its sole cost and expense, cause to be furnished to Lessor a tax reporting service, to be designated by Lessor, covering the Leased Property and all Capital Additions.
44.
45.     No  Termination,  Abatement,  etc
        ---------------------------------
     . Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. The respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation of the Leased Property or any portion thereof; (ii) other than as a result of Lessor's willful misconduct or gross negligence, the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, the interference with such use by any Person or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties; (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. However, nothing shall preclude Lessee from bringing a separate action and Lessee is not waiving other rights and remedies not expressly waived herein. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.
46.
47.     Ownership  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease. Lessee shall, at its expense, restore the Leased Property to the condition required by Section 9.1.4.
48.     Personal  Property
        ------------------
     . During the Term, Lessee may, as necessary and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee's Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3 and 16.10, Lessor shall have no rights to Lessee's Personal Property. Lessee shall provide and maintain during the entire Term all Personal Property necessary in order to operate the Facility in compliance with all licensure and certification requirements, all Legal Requirements and all Insurance Requirements and for the Primary Intended Use and as required, in Lessee's prudent business judgment, to meet the needs of residents of the Facility.
49.     Transfer  of  Personal  Property  and  Capital  Additions  to  Lessor
        ---------------------------------------------------------------------
     . Upon the expiration or earlier termination of this Lease, Lessee's Personal Property which does not provide a new function with respect to Lessor's Personal Property shall become the property of Lessor, free of any encumbrance and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance. Notwithstanding the foregoing, Lessee shall not be required to transfer any of the following of Lessee's Personal Property to Lessor in accordance with this Section 6.3, to the extent such Personal Property is being leased by Lessee from a third-party lessor: (a) motor vehicles; (b) copy machines; (c) fax machines; (d) postage meters;  and  (e)  dish  machines  (i.e.,  dishwashers).
50.
51.     Condition  of  the  Leased  Property
        ------------------------------------
     . Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair, free from Hazardous Substances not in compliance with Legal Requirements (except as set forth in Addendum Section 46.12) and satisfactory for its purposes hereunder.
   -----  -------  -----
Regardless, however, of any examination or inspection made by Lessee and whether
   ----- -
or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the date hereof. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.
52.     Use  of  the  Leased  Property
        ------------------------------
     .
53. Lessee covenants that it will obtain and maintain all authorization and approvals needed to use and operate the Leased Property and the Facility for the
     Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder in accordance with Legal Requirements including applicable licenses, provider agreements, permits, and, if appropriate, Medicare and/or Medicaid certification.
54. Lessee shall use or cause to be used the Leased Property and the improvements thereon for their Primary Intended Use. Lessee shall not use the Leased Property or any portion thereof or, any Capital Addition thereto for any other use without the prior written consent of Lessor, which consent Lessor may withhold in its sole discretion.
55. Lessee shall operate continuously the Leased Property and all Capital Additions thereto in accordance with its Primary Intended Use. Lessee shall devote the entire Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office or storage space uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or take any other action (e.g., removing patients or residents from the Facility or directing patients or residents, or prospective patients or residents, to another Facility) which would materially reduce Gross Revenues. Lessee shall at all times maintain an adequate staff for the service of its residents and/or patients. Lessee shall employ its best judgment, efforts and abilities to operate the Facility in such a manner so as to maximize Gross Revenues and to enhance the reputation and attractiveness of the Facility.
56. Lessee shall conduct its business at the Facility in conformity with prudent standards of patient or resident care practice.
57. Lessee shall not commit or suffer to be committed any waste on the Leased Property or any Capital Addition thereto or cause or permit any nuisance thereon.
58. Lessee shall neither suffer nor permit the Leased Property or any portion thereof or any Capital Addition thereto financed by Lessor to be used in such a manner as (i) might reasonably tend to impair Lessor's title thereto or to any portion thereof or (ii) may make possible a claim of adverse use or possession, or an implied dedication of the Leased Property or any portion thereof  or  any  Capital  Addition  thereto  financed  by  Lessor.
59.     Lessor  to  Grant  Easements,  etc
        ----------------------------------
     . Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense,  but  subject  to  the  approval of Lessor, which approval shall not be unreasonably withheld or delayed (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer's Certificate stating that such grant release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.
60.     Preservation  of  Gross  Revenues
        ---------------------------------
     . Lessee acknowledges that a fair return to Lessor on its investment in the Leased Property is dependent, in part, on the concentration on the Leased Property during the Term of the assisted living business of Lessee and its Affiliates in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from the Facility to other facilities or institutions owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates will have a material adverse impact on the value and utility of the Leased Property. Accordingly, Lessor and Lessee agree as follows:
61. During the Term, neither Lessee nor any of its Affiliates, directly or indirectly, shall operate, own, manage or have any interest in or otherwise participate in or receive revenues from any other facility or institution providing services or similar goods to those provided in connection with the Facility and the Primary Intended Use (which Lessee did not operate, own, manage or have any interest in on the Commencement Date), within a ten (10) mile radius outward from the outside boundary of the Leased Property. All distances shall be measured on a straight line rather than on a driving distance basis. In the event that any portion of such other facility or institution is located within such restricted area the entire facility or institution shall be deemed located within such restricted area.
62.
63.     Compliance  with  Legal  and  Insurance  Requirements,  Instruments, etc
        ------------------------------------------------------------------------
     . Subject to Article XII regarding permitted contests, Lessee, at its expense, shall promptly (i) comply with all Legal Requirements and Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee's Personal Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or Capital Additions thereto or interfere with the use and enjoyment of the Leased Property and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements (but only to the extent Lessee, in its prudent business judgment, elects to participate in the Medicare, Medicaid or other third party payor programs) and other authorizations required for the use of the Leased Property, Lessee's Personal Property and all Capital Additions for the Primary Intended Use and any other use of the Leased Property, Lessee's Personal Property and all Capital Additions then being made, and for the proper erection, installation, operation and maintenance of the Leased Property, Lessee's Personal Property and all Capital Additions. In an emergency or in the event of a breach by Lessee of its obligations hereunder which is not cured within any applicable cure period, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions thereto and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property and Capital Additions thereto, and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee's Personal Property and all Capital Additions shall not be used for any unlawful purpose.
64.
65.     Maintenance  and  Repair
        ------------------------
     .
66. Lessee, at its expense, shall maintain the Leased Property, and every portion thereof, Lessee's Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee's control in good order and repair whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, Lessee's Personal Property and all Capital Additions, and, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, including, without limitation, those necessary to comply with changes in any Legal Requirements, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof or, any Capital Addition thereto for its Primary Intended Use.
67. Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.
68. Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof or any Capital Addition thereto; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property or portion thereof or any Capital Addition thereto.
69. Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of the Lease, Lessee shall, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property, Lessor's Personal Property, and all Capital Additions to Lessor in the condition in which the Leased Property and Lessor's Personal Property were originally received from Lessor and Lessee's Personal Property and Capital Additions were originally introduced to the Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear.
70.     Encroachments,  Restrictions,  Mineral  Leases,  etc
        ----------------------------------------------------
     . If any of the Leased Improvements or Capital Additions shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, or any part thereof or any Capital Addition thereto, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, or the use of the Leased Property or any Capital Addition thereto is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals, then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition thereto, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition thereto, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition thereto for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance and Lessor, upon request by Lessee, shall assign Lessor's rights under such policies to Lessee provided such assignment does not adversely affect Lessor's rights under any such policy and provided further that Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such assignment. 71.
72.     Construction  of  Capital  Additions  to  the  Leased  Property
        ---------------------------------------------------------------
     .
                        (See also Addendum Section 46.4)
                         --- ---- -------- ------- ----
73.     Requests.  No  Capital  Addition  shall  be  made  which would tie in or
        --------
connect any Leased Improvements with any improvements on property adjacent to the Land without Lessor's approval, which may be withheld in Lessor's sole and absolute discretion. Except as provided above, Lessee shall, without the consent of Lessor, have the right to make a Capital Addition if the Capital Addition Cost for such Capital Addition project does not exceed $100,000. All other Capital Additions shall be subject to Lessor's review and approval which approval shall not be unreasonably withheld. For any Capital Addition which does not require the approval of Lessor, Lessee shall, prior to commencing construction of such Capital Addition, provide to Lessor a written description of such Capital Addition and on an ongoing basis supply Lessor with related documentation and information as Lessor may reasonably request. If Lessee desires to make a Capital Addition for which Lessor's approval is required, Lessee shall submit to Lessor in reasonable detail a general description of the proposal, the projected cost of construction and such plans and specifications, permits, licenses, contracts and other information concerning the proposal as Lessor may reasonably request. Such description shall indicate the use or uses to which such Capital Addition will be put and the impact, if any, on current and forecasted gross revenues and operating income attributable thereto. It shall be reasonable for Lessor to condition its approval of any Capital Addition upon  any  or  all  of  the  following  terms  and  conditions:
74. Such construction shall be effected pursuant to detailed plans and specifications approved by Lessor;
75. Such construction shall be conducted under the supervision of a licensed architect or engineer selected by Lessee and approved by Lessor;
76. Lessee shall have procured or caused to be procured a performance and payment bond for the full value of such construction, which such bond shall name
     Lessor as an additional obligee and otherwise be in form and substance and issued by a Person reasonably satisfactory to Lessor; and
77. Such construction shall not be undertaken unless Lessee demonstrates to the reasonable satisfaction of Lessor the financial ability to complete the construction without adversely affecting its cash flow position or financial viability.
78.     Construction  Requirements  for  all  Capital Additions.  Whether or not
        -------------------------------------------------------
Lessor's  review  and  approval  is  required,  for  all  Capital  Additions:
79. Such construction shall not be commenced until Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, and Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided,
                                                                       --------
however, that (i) any such joinder shall be at no cost or expense to Lessor; and
    ---
     (h) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;
80. Such construction shall not, and Lessee's licensed architect or engineer shall certify to Lessor that such construction shall not, impair the structural strength of any component of the Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;
81. Lessee's licensed architect or engineer shall certify to Lessor that the detailed plans and specifications conform to and comply with all applicable building, subdivision and zoning codes, laws, ordinances and regulations imposed by all governmental authorities having jurisdiction over the Leased Property;
82. Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;
83. During and following completion of such construction, the parking which is located in the Facility or on the Land shall remain adequate for the operation of the Facility for its Primary Intended Use and in no event shall such parking be less than that which was or is required by law or which was located in the Facility or on the Land prior to such construction; provided,
                                                                       --------
however, with Lessor's prior consent and at no additional expense to Lessor, (i)
   ----
     to the extent additional parking is not already a part of a Capital Addition, Lessee may construct additional parking on the Land; or (ii) Lessee may acquire off-site parking to serve the Facility as long as such parking shall be dedicated to, or otherwise made available to serve, the Facility;
84. All work done in connection with such construction shall be done promptly and in a good and workmanlike manner using first-class materials and in conformity  with  all  Legal  Requirements;  and
85. Promptly following the completion of such construction, Lessee shall deliver to Lessor "as built" drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee to supervise such work, and copies of any new or revised Certificates of Occupancy.
86.     Funding  by  Lessor
        -------------------
     .
87. Lessee may request that Lessor fund a Capital Addition, in which case Lessee shall provide to Lessor any information about such Capital Addition which
     Lessor may reasonably request. Lessor may, but shall be under no obligation to, provide the funds necessary to meet the request. Within thirty
(30) days of receipt of a request to fund a proposed Capital Addition, Lessor shall notify Lessee as to whether it will fund the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. Lessee shall have ten (10) days to accept or reject Lessor's funding proposal. In no event shall the portion of the projected Capital Addition Cost comprised of land, if any, materials, labor charges and fixtures be less than ninety percent (90%) of the total amount of the projected cost of such Capital Addition.
88. If Lessor agrees to fund a proposed Capital Addition and Lessee accepts the terms thereof, Lessee shall provide Lessor with the following prior to any advance of funds:
89. any information, certificates, licenses, permits or documents requested by Lessor which are necessary and obtainable to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;
90. an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in reasonable detail the projected or actual Capital Addition Costs;
91. an amendment to this Lease, in a form prepared by Lessor and reasonably agreed to by Lessee, providing for an increase in the Rent in amounts as agreed upon by the parties hereto and other provisions as may be necessary or appropriate;
92. a deed conveying title to Lessor to any land acquired for the purpose of constructing the Capital Addition free and clear of any liens or encumbrances except those approved by Lessor, and accompanied by an ALTA survey thereof satisfactory to Lessor;
93. for each advance, endorsements to any outstanding policy of title insurance covering the Leased Property or commitments therefor satisfactory in form and substance to Lessor (i) updating the same without any additional exception except as may be approved by Lessor and (ii) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition, except to the extent covered by the owner's policy of title insurance referred to in subparagraph (f), below;
94. if appropriate, an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor free and clear of all liens and encumbrances except those that do not materially affect the value of such land and do not interfere with the use of the Leased Property or are approved by Lessor;
95. if requested by Lessor, a M.A.I. appraisal of the Leased Property indicating that the Fair Market Value of the Leased Property upon completion of the Capital Addition will exceed the Fair Market Value of the Leased Property immediately prior thereto by an amount not less than ninety-five percent (95%) of the cost of the Capital Addition; and
96. such other billing statements, invoices, certificates, endorsements, opinions, site assessments, surveys, resolutions, ratifications, lien releases and waivers and other instruments and information reasonably required by Lessor.
97.     Capital  Additions  Financed  by  Lessee
        ----------------------------------------
     .  If  Lessee  provides  or  arranges  such  financing, the following shall apply:
98. There shall be no adjustment in the Minimum Rent or CPI Rent by reason of any such Capital Addition.
99. Upon the expiration or earlier termination of this Lease, except by reason of an Event of Default by Lessee hereunder, Lessor shall compensate
Lessee  for  all  Capital  Additions  financed  by  Lessee:
100. By purchasing such Capital Additions from Lessee for cash in the amount of the then Fair Market Added Value of such Capital Additions; or
101.     By  such  other  arrangement  regarding  such  compensation as shall be mutually  and  reasonably  acceptable  to  Lessor  and  Lessee.
102.
103.     Liens
         -----
     . Subject to the provisions of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Addition thereto or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) the matters that existed as of the Commencement Date; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due; provided that (1) the payment of such sums shall not be postponed under any
     ---
related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or GAAP shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII;
(viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI; and (ix) liens related to equipment leases for equipment which is used or useful in Lessee's business on the Leased Property; provided that the payment of any sums due under such equipment leases shall
 -------
either  (A) be paid as and when due in accordance with the terms thereof, or (B)
 ---
be  in  the  process  of  being  contested  as  permitted  by  Article  XII.
104.
105.     Permitted  Contests
         -------------------
     . Lessee, upon prior written notice to Lessor, on its own or in Lessor's name, at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; provided, however, that (i) in the case of an
                                  --------   -------
unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Addition thereto; (ii) neither the Leased Property or any Capital Addition thereto, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) if any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), Lessee shall deliver to Lessor and its counsel an opinion of legal counsel reasonably acceptable to Lessor to the effect set forth in clauses
(i), (ii) and (iii) above, to the extent applicable; (v) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Addition thereto or the Rent by reason of such non-payment or noncompliance; (vi) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; and (vii) if such contest be finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount (other than Impositions or Additional Charges which Lessee may from time to time be required to impound with Lessor) payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom. 106.
                        (See also Addendum Section 46.5)
                         --- ---- -------- ------- ----
107.     General  Insurance  Requirements
         --------------------------------
     . During the Term, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including Capital Additions, the Fixtures and the Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State in which the Leased Property is located. All liability type policies must name Lessor as an "additional
                                                                      ----------
insured." All property policies shall name Lessor as "loss payee."  All business
                                                      ----------
interruption  policies  shall  name  Lessor as "loss payee" with respect to Rent
                                                ----------
only.  Losses  shall  be  payable to Lessor and/or Lessee as provided in Article
XIV.  In  addition,  the  policies, as appropriate, shall name as an "additional
                                                                      ----------
insured"  or  "loss  payee"  the  holder of any mortgage, deed of trust or other
  -----        -----------
security agreement ("Facility Mortgagee") securing any indebtedness or any other
  --                 ------------------
Encumbrance  placed  on the Leased Property in accordance with the provisions of
Article  XXXVI  ("Facility  Mortgage")  by way of a standard form of mortgagee's
                  ------------------
loss payable endorsement. Any loss adjustment shall require the written consent of Lessor, Lessee, and each Facility Mortgagee unless the amount of the loss is less than $10,000 in which event no consent shall be required. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies shall insure against the following risks:
108. Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as special form perils, earthquake (including earth movement) and windstorm in an amount not less than the insurable value on a replacement cost basis (as defined below in Section 13.2) and including a building ordinance coverage endorsement;
109. Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;
110. Flood (when the Leased Property is located in whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts  as  may  be  customary  for  comparable  properties  in  the  area;
111. Loss of rental value in an amount not less than twelve (12) months' Rent payable hereunder or business interruption in an amount not less than twelve (12) months of income and normal operating expenses including payroll and
     Rent payable hereunder with an endorsement extending the period of indemnity by at least ninety (90) days (Building Ordinance - Increased Period of Restoration Endorsement) necessitated by the occurrence of any of the hazards described in Sections 13.1.1, 13.1.2 or 13.1.3;
112. Claims for bodily injury or property damage under a policy of commercial general liability insurance with amounts not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit and Three Million No/100 Dollars ($3,000,000.00) in the annual aggregate; and
113. Medical professional liability with amounts not less than One Million Dollars ($1,000,000) combined single limit and Three Million Dollars ($3,000,000) in the annual aggregate.
114.     Replacement  Cost
         -----------------
     . The term "replacement cost" shall mean the actual replacement cost of the insured property from time to time with new materials and workmanship of like kind and quality. If either party believes that the replacement cost has increased or decreased at any time during the Term, it shall have the right to have such replacement cost redetermined by an impartial national insurance company reasonably acceptable to both parties (the "impartial appraiser"). The
                                                     -------------------
party desiring to have the replacement cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of the impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase or decrease the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser. If Lessee has made improvements to the Leased Property, Lessor may at Lessee's expense have the replacement cost redetermined at any time after such improvements are made, regardless of when the replacement cost was last determined.
115.     Additional  Insurance
         ---------------------
     . In addition to the insurance described above, Lessee shall maintain such additional insurance upon notice from Lessor as may be reasonably required from time to time by any Facility Mortgagee and shall further at all times maintain adequate workers' compensation coverage and any other coverage required by Legal Requirements for all Persons employed by Lessee on the Leased Property and any Capital Addition thereto in accordance with Legal Requirements.
116.     Waiver  of  Subrogation
         -----------------------
     . All insurance policies carried by either party covering the Leased Property and any Capital Addition thereto and Lessee's Personal Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so. Each party waives any claims it has against the other party to the extent such claim is covered by insurance.
117.     Policy  Requirements
         --------------------
     . All of the policies of insurance referred to in this Article shall be written in form satisfactory to Lessor and by insurance companies with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and with respect to any renewal policy, at least ten (10) days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor, at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, in which event the cost thereof, together with interest thereon at the Overdue
Rate, shall be repayable to Lessor upon demand therefor. Each insurer shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor ten (10) days' written notice before the policy or policies in question shall be altered, allowed to expire or cancelled. Each property policy shall have a deductible or deductibles, if any, which are no greater than those normally maintained for similar facilities in the State. Each earthquake policy shall have a deductible of ten percent (10%) of real property, personal property and rental value limit at the subject location, unless such requirement is specifically waived by Lessor.
118.     Increase  in  Limits
         --------------------
     . If either party shall at any time believe the limits of the insurance required hereunder to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial third party reasonably selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any Facility Mortgagee.
119.     Blanket  Policies  and  Policies  Covering  Multiple  Locations
         ---------------------------------------------------------------
.. Notwithstanding anything to the contrary contained in this Article, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded Lessor will not be reduced
        --------  -------
or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. For any liability policies covering facilities in addition to the Leased Property, Lessor may require excess limits as Lessor reasonably determines.
120.     No  Separate  Insurance
         -----------------------
     . Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Lessee or (ii) increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies. 121.
                        (See also Addendum Section 46.6)
                         --- ---- -------- ------- ----
122.     Insurance  Proceeds
         -------------------
     . All proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available by Lessor to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof; provided, however, that if the total amount of proceeds payable
                 --------  -------
is $10,000 or less, the proceeds shall be paid to Lessee and used for the repair of any damage to the Leased Property. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality and to Lessor's reasonable satisfaction shall be remitted by Lessor to Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIV. In the event neither Lessor nor Lessee is required or elects to repair and restore the Leased Property, all such insurance proceeds shall be retained by Lessor free and clear except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor.
123.     Insured  Casualty
         -----------------
     .
124. If the Leased Property is damaged or destroyed from a risk covered by insurance carried by Lessee such that the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the greater of (y) the Minimum Repurchase Price or (z) the Fair Market Value immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property, Lessee may either withdraw such offer and proceed to restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease in which event Lessor shall be entitled to retain the insurance proceeds.
125.     If  the  Leased  Property  is  damaged from a risk covered by insurance carried by Lessee, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Leased Property to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a
                               --------
reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same, Lessee may either withdraw such offer and proceed to restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease, in which event Lessor shall be entitled to retain the insurance proceeds.
126. If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder,
Lessee shall contribute any excess amounts needed to restore the Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.
127. If Lessor accepts Lessee's offer to purchase the Leased Property, this Lease shall terminate as to the Leased Property upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property, including insurance proceeds pertaining to Capital Additions and Lessee's Personal Property, then held by Lessor.
128.     Uninsured  Casualty
         -------------------
     . If the Leased Property is damaged or destroyed from a risk not covered by insurance carried by Lessee, whether or not such damage or destruction renders the Leased Property Unsuitable for its Primary Intended Use, Lessee at its expense shall restore the Leased Property to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease; provided, however, that if
                                                      --------  -------
Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee shall purchase the Leased Property for a purchase price equal to the greater of the Minimum Repurchase Price or the Fair Market Value immediately prior to such damage.
129.     No  Abatement  of  Rent
         -----------------------
     . This Lease shall remain in full force and effect and Lessee's obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration.
130.     Waiver
         ------
     .  Lessee  waives  any  statutory  rights of termination which may arise by reason  of  any  damage  or  destruction  of  the  Leased  Property.
131.     Damage  Near  End  of  Term
         ---------------------------
     . If the damage or destruction contemplated hereunder occurs during the last year of the Fixed Term or the Extended Term, as applicable, Lessee may, in lieu of repairing and restoring the Leased Property as contemplated hereunder, terminate this Lease effective as of the date of payment to Lessor of the greater of (a) the insurance proceeds attributable to such damage or destruction and (b) the cost to repair such damage or destruction as reasonably estimated by Lessor.
132.
                        (See also Addendum Section 46.7)
                         --- ---- -------- ------- ----
     15.     Condemnation
             ------------
     .
133.     Total  Taking
         -------------
     . If the Leased Property is totally and permanently taken by Condemnation, this Lease shall terminate as of the day before the Date of Taking.
134.     Partial  Taking
         ---------------
     . If a portion of the Leased Property is taken by Condemnation, this Lease shall remain in effect if the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if the Facility is thereby rendered Unsuitable for Its Primary Intended Use, this Lease shall terminate as of the day before the Date of Taking.
135.     Restoration
         -----------
     .  If  there  is  a  partial  taking  of the Leased Property and this Lease remains in full force and effect pursuant to Section 15.2, Lessor shall make available to Lessee the portion of the Award necessary and specifically identified for restoration of the Leased Property and Lessee shall accomplish all necessary restoration whether or not the amount provided by the condemnor for restoration is sufficient.
136.     Award-Distribution
         ------------------
     . The entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value and moving expenses, provided, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees, no less than the greater of the Fair Market Value prior to the institution  of  the  Condemnation  or  the  Minimum  Repurchase  Price.
137.     Temporary  Taking
         -----------------
     . The taking of the Leased Property, or any part thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than 180 consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.
138.
                        (See also Addendum Section 46.8)
                         --- ---- -------- ------- ----
139.     Events  of  Default
         -------------------
     .  Any one or more of the following shall constitute an "Event of Default":
                                                              ----------------
140. a default shall occur under any other lease or other agreement or instrument, including the Contract of Acquisition or the Other Leases, between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee, or any
letter of credit, guaranty, mortgage, deed of trust, or other instrument executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor, in every case, whether now or hereafter existing, where the default is not cured within any applicable grace period set forth therein;
141. Lessee shall fail to pay any installment of Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five
(5)  days  after notice thereof from Lessor; provided, however, that such notice
                                             --------  -------
shall be in lieu of and not in addition to any notice required under applicable law;
142.     [Intentionally  Omitted];
143. if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within thirty
(30) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that such notice shall be in lieu of and
                     --------  -------
not  in  addition  to  any  notice  required  under  applicable  law;
144.     Lessee  or  any  Guarantor  shall:
145.     admit  in  writing  its  inability  to  pay its debts generally as they become  due,
146. file a petition in bankruptcy or a petition to take advantage of any insolvency act,
147.     make  an  assignment  for  the  benefit  of  its  creditors,
148. consent to the appointment of a receiver of itself or of the whole or any substantial part of its Property, or
149. file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United
     States  of  America  or  any  state  thereof;
150. Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;
151. Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all its assets;
152. the estate or interest of Lessee in the Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and
                     --------  -------
     not  in  addition  to  any  notice  required  under  applicable  law;
153. except as a result of damage, destruction or Condemnation, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days;
154. any of the representations or warranties made by Lessee in the Contract of Acquisition or otherwise proves to be untrue when made in any material respect  which  materially  and  adversely  affects  Lessor;
155. any Facility's applicable license or third-party provider reimbursement agreements material to the Facility's operation for its Primary Intended
Use are at any time terminated or revoked or suspended for more than twenty (20) days;
156. any local, state or federal agency having jurisdiction over the operation of the Facility removes ten percent (10%) or more of the patients or residents located in the Facility;
157. Lessee voluntarily transfers ten (10) or more patients located in the Facility to any other facility in which Lessee or any Affiliate of Lessee has any ownership or other financial interest, including, without limitation, fees earned under any management agreement; provided that Lessee's transfer of any
                                          --------
patient to a different type of care facility as a result of such patient's special needs that cannot be met at the Facility shall not be deemed a voluntary transfer;
158. Lessee fails to give notice to Lessor not later than ten (10) days after Lessee's receipt thereof of any Class "A" or equivalent fine notice from any governmental authority or officer acting on behalf thereof relating to the Facility;
159. Lessee fails to notify Lessor within twenty-four (24) hours after receipt of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any material license or certification relating to the Facility;
160. Lessee fails to give notice to Lessor not later than ten (10) days after any notice, claim or demand from any governmental authority or any officer acting on behalf thereof, of any violation of any law, order, ordinance, rule or regulation with respect to the operation of the Facility;
161. Lessee fails to cure or abate any Class "A" or equivalent violation occurring during the Term that is claimed by any governmental authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of the Facility, and within the time permitted by such authority for such cure or abatement;
162. any proceedings are instituted against Lessee by any governmental authority which are reasonably likely to result in (i) the revocation of any license granted to Lessee for the operation of the Facility, (ii) if applicable, the decertification of the Facility from participation in the Medicare or Medicaid reimbursement program, or (iii) the issuance of a stop placement order with respect to the Facility;
163. any default and acceleration of any recourse funded indebtedness of Lessee or any recourse funded indebtedness of any Affiliate of Lessee has occurred, and such funded indebtedness has an unpaid principal balance of $1,000,000 or more or such default and acceleration could reasonably be expected to have a material adverse impact on the financial condition or operations of Lessee or any Guarantor; and
164. any default which is not cured within any applicable cure period shall occur under any guaranty of Lessee's or an Affiliate of Lessee's obligations to Lessor or an Affiliate of Lessor, in every case, whether such guaranty is now or hereafter  existing.
165.     Certain  Remedies
         -----------------
     . If an Event of Default shall have occurred, Lessor may terminate this Lease by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys' fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions thereto and quit the same and Lessor may enter upon and repossess the Leased Property and any Capital Addition thereto by reasonable force, summary proceedings, ejectment or otherwise, and, to the extent permitted by law, may remove Lessee and all other Persons (other than the residents of the Facility) and any of Lessee's Personal Property from the Leased Property and any Capital Addition thereto.
166.     Damages
         -------
     . (i) The termination of this Lease; (ii) the repossession of the Leased Property and any Capital Addition thereto; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property;
(iv) the reletting of all or any portion of the Leased Property; or (v) the inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination. Thereafter, Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's Default, either:
167.     the  sum  of:
168. the worth at the time of award of the unpaid Rent which had been earned at the time of termination to the extent not previously paid by Lessee under  this  Section  16.3,
169. the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,
170. the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus
171. any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.
As used in clauses (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the Overdue Rate. As used in clause (iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
     Alternatively, if Lessor does not elect to terminate this Lease, then Lessee shall pay to Lessor, at Lessor's option, as and for agreed damages for such Event of Default without termination of Lessee's right to possession of the Leased Property, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce,  by  action  or  otherwise,  any  other term or covenant of this Lease.
172.     Receiver
         --------
     . Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Addition thereto and of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.
173.     Lessee's  Obligation  to  Purchase
         ----------------------------------
     . If an Event of Default shall have occurred, Lessor may require Lessee to purchase the Leased Property on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value, or (ii) the Minimum Repurchase Price, plus, in either event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date). If Lessor exercises such right, Lessor shall convey the Leased Property to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate. Any purchase by Lessee of the Leased Property pursuant to this Section shall be in lieu of the damages specified in Section 16.3.
174.     Waiver
         ------
     . If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.
175.     Application  of  Funds
         ----------------------
     . Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default which are made to Lessor rather than Lessee due to the existence of an Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the State.
176.     Reserved
         --------
     .
177.     Reserved
         --------
     .
178.     Lessor's  Security  Interest
         ----------------------------
     . The parties intend that if an Event of Default occurs under this Lease, Lessor will control Lessee's Personal Property and the Intangible Property so that Lessor or its designee or nominee can operate or re-let the Leased Property intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:
179. Lessee, as debtor, hereby grants to Lessor, as secured party, a security interest and an express contractual lien upon all of Lessee's right, title and interest in and to Lessee's Personal Property and in and to the
Intangible Property and any and all products, proceeds, rents and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee's Personal Property. This Lease constitutes a security agreement covering all such Lessee's Personal Property and the Intangible Property. The security interest granted to Lessor with respect to Lessee's Personal Property in this Section 16.10 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing  or  leasing  of  all  or  any  portion  of the Lessee's Personal
Property so long as Lessee uses its best efforts to secure an agreement in Lessor's favor that the lessor or financier of such Lessee's Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor's written assumption of such lease or financing arrangement upon Lessor's curing of any such defaults. This security agreement and the security interest created herein shall survive the termination, but not the expiration of this Lease until such time as Lessor has been fully compensated for all damages resulting from such termination.
180. If required by Lessor at any time during the Term, Lessee shall execute and deliver to Lessor, in form reasonably satisfactory to Lessor, additional security agreements, financing statements, fixture filings and such other documents as Lessor may reasonably require to perfect or continue the perfection of Lessor's security interest in Lessee's Personal Property and the Intangible Property and any and all products and proceeds thereof now owned or hereinafter acquired by Lessee. Additionally, Lessee hereby authorizes Lessor to file, without Lessee's signature, any financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction) reasonably required to perfect or continue the perfection of Lessor's security interest in Lessee's Personal Property and the Intangible Property and any and all products and proceeds thereof now owned or hereinafter acquired by Lessee. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Lessor's security interest, Lessee hereby appoints Lessor as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.
181. Upon the occurrence of an Event of Default, Lessor shall be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee's Personal Property and the Intangible Property, including the right to sell the same at public or private sale.
182.
183.     Lessor's  Right  to  Cure  Lessee's  Default
         --------------------------------------------
     . If Lessee shall fail to make any payment or to perform any act required to be made or performed hereunder, Lessor, without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition thereto for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses, including reasonable attorneys' fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.
184.
                        (See also Addendum Section 46.9)
                         --- ---- -------- ------- ----
185.     Purchase  of  the  Leased  Property
         -----------------------------------
     . If Lessee purchases the Leased Property from Lessor, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate deed or other conveyance conveying the entire interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of the Leased Property to Lessor; and (iv) any other encumbrances permitted hereunder to be imposed on the Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee; provided, however, that in no event shall Lessee be obligated to assume or take subject to any encumbrance with a principal balance in excess of the applicable purchase or option price, and provided further that where the purchase price is equal to the Minimum Repurchase Price and if any such encumbrance may not be removed without penalty, the applicable purchase price shall be increased or decreased by an amount equal to the positive or negative effect on Fair Market Value attributable to the interest rate, amortization schedule, maturity date, prepayment  penalty  and  other  terms  and conditions of such encumbrance.  The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid to Lessor or as Lessor may direct in immediately available funds. All expenses of such conveyance, including the cost of title insurance, attorneys' fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.
186.
                        (See also Addendum Section 46.10)
                         --- ---- -------- ------- -----
187.     Renewal  Term
         -------------
     . Provided that Lessee exercises its right to renew the lease for both of the Properties in accordance with the respective terms of the renewal option relating to each such lease and provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of the Extended Term, then Lessee shall have the right to renew this Lease for one (1) ten year renewal term (the "Extended Term), upon giving
                                                     -------------
written notice to Lessor of such renewal not less than twelve (12) months and not more than fifteen (15) months prior to the expiration of the then current Fixed Term. During the Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect. Notwithstanding anything to the contrary in this Article XIX, Lessor, in its sole discretion, may waive the condition to Lessee's right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee's exercise of its renewal right for such Extended Term.
188.
189.     Holding  Over
         -------------
     . Except as provided in Section 19.1, if Lessee shall for any reason remain in possession of the Leased Property after the expiration or earlier termination of the Fixed Term, such possession shall be as a month-to-month tenant during which time Lessee shall pay as Rent each month twice the sum of
(i)  monthly  Minimum Rent and CPI Rent applicable to the prior Lease Year, plus
(ii) all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.
190.

191.     Letters  of  Credit
         -------------------
     . The parties acknowledge that Lessor or an Affiliate of Lessor currently holds and will hold certain letters of credit delivered or hereafter required to be delivered by Lessee and/or Lessee's Affiliates pursuant to certain existing leases between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee (collectively, the "Letters of Credit"). A list of such other leases is
                            -----------------
attached hereto as Exhibit E (the "Other Leases").  Pursuant to the terms of the
                   ---------       ------------
Other Leases and pursuant to the Letters of Credit, the Letters of Credit secure Lessee's and any Affiliate of Lessee's obligations under any lease or other agreement or instrument with or in favor of Lessor or any Affiliate of Lessor. In that regard, the parties acknowledge that the Letters of Credit also secure Lessee's obligations under this Lease at the times, and for the purposes set forth below. No notice to Lessee or any Affiliate of Lessee shall be required to enable Lessor to draw upon the Letters of Credit hereunder.
192.     Uses  of  Letters  of  Credit
         -----------------------------
     . Lessor shall have the right to draw upon the Letters of Credit up to their full amounts whenever an Event of Default has occurred. No such draw shall (i) cure or constitute a waiver of an Event of Default, (ii) be deemed to fix or determine the amounts to which Lessor is entitled to recover under this Lease or otherwise, or (iii) be deemed to limit or waive Lessor's right to pursue  any  remedies  provided  for  in  this  Lease.
193.
194.     Risk  of  Loss
         --------------
     . The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and except as otherwise provided herein no such event shall entitle Lessee to any abatement of Rent.
195.
196.     General  Indemnification
         ------------------------
     . In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property; and (vi) the violation by Lessee of any Legal
Requirement. Any amounts which become payable by Lessee under this Article shall be paid within ten (10) days after liability therefor is determined by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. For purposes of this Article XXIII, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee.
Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including, but not limited to, reasonable attorneys' fees, imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor. Lessor, at its expense, shall contest, resist, and defend any claim, action or proceeding asserted or instituted against Lessee with respect to the foregoing or may compromise or otherwise dispose of the same as Lessor sees fit. Any amounts which become payable by Lessor under this Section shall be paid within ten (10) days after liability therefor on the part of Lessor is determined by litigation or otherwise, and if not timely paid shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment.
197.
     24.     Subletting  and  Assignment.
             ---------------------------
198.     Prohibition
         -----------
     . Lessee shall not, without Lessor's prior written consent, which may be withheld in Lessor's sole and absolute discretion, voluntarily or by operation of law assign (which term includes any sale, encumbering, pledge or other transfer or hypothecation) this Lease, master sublet all or any part of the Leased Property or engage the services of any Person for the management or operation of the Facility. Lessee acknowledges that Lessor is relying upon the expertise of Lessee in the operation of the Facility and that Lessor entered into this Lease with the expectation that Lessee would remain in and operate the Facility during the entire Term and for that reason Lessor retains sole and absolute discretion in approving or disapproving any assignment or master sublease. If Lessee is a corporation or partnership, any transfer of its stock (other than a transfer of any of Lessee's stock owned by Daniel R. Baty for estate planning purposes) or partnership interests (or the stock or partnership interests of the entity(ies) that controls Lessee) or any dissolution or merger or consolidation of Lessee (or its controlling entity(ies)) with any other entity, which results in any Person (other than Daniel R. Baty) and such Person's Affiliates collectively owning greater than twenty-five percent (25%) of the total outstanding shares of any class of Lessee's stock or partnership interests, or the sale or other transfer of all or substantially all of the assets of Lessee (or its controlling entity(ies)), shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article XXIV and the provisions requiring consent contained herein shall apply (provided, however, that the foregoing provision regarding transfer of Lessee's
            -------
stock constituting an assignment shall not apply if (i) Lessee's stock is publicly traded, and (ii) Lessee's Consolidated Net Worth after such transfer is not less than Lessee's Consolidated Net Worth as of the Commencement Date). Any sublease of more than ten percent (10%) of the Facility to any Person or its Affiliates, in one transaction or in a series of transactions, shall be deemed to be a master sublease hereunder. For any sublease transaction not requiring the consent of Lessor hereunder, Lessee shall, within ten (10) days of entering into any such sublease, notify Lessor of the existence of such sublease and the identity of the sublessee and supply Lessor with a copy of the sublease, any related documentation and any other materials or information reasonably requested by Lessor.
199. Lessor will not unreasonably withhold its written consent to an assignment of this Lease to (A) any Person which acquires all or substantially all of the assets and business of Lessee by virtue of a merger or consolidation of, with or into Lessee or (B) any purchaser of 51% or more of the outstanding voting stock, membership interests or partnership interest of Lessee, if in Lessor's reasonable judgment such assignee, together with any guarantor of such assignee's obligations under this Lease, has (1) a consolidated net worth equal to or greater than Lessee's Consolidated Net Worth at the time of the proposed assignment or as of the Commencement Date, whichever is greater, and (2) the operational expertise and reputation at least equal to that of Lessee at the time of the proposed assignment or as of the Commencement Date, whichever is greater.
200.     Consent
         -------
     . If Lessee desires at any time to assign this Lease, to master sublet the Facility or any portion thereof or engage the services of any Person for the management or operation of the Facility, it shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name of the proposed master sublessee, assignee or manager; (ii) the terms and provisions of the proposed master sublease, assignment or management agreement; and (iii) such financial information as Lessor reasonably may request concerning the proposed master sublessee, assignee or manager.
201. Lessor may, as a condition to granting such consent, require that the obligations of any sublessee, assignee, or manager which is an Affiliate of another Person be guaranteed by its parent or controlling Person if (i) the Consolidated Net Worth of Lessee would be diminished as a result of any such assignment of Lessee's interest described in this Article XXIV, or (ii) the new controlling Person(s) would have a consolidated net worth less than the Lessee's
     Consolidated Net Worth as of the Closing Date and that any guaranty of this Lease be reaffirmed by any Guarantor notwithstanding such subletting, assignment or management arrangement. Any sublease shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor under such sublease from the time of the exercise of such option to the termination of such sublease and in such case Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee unless Lessor actually receives the same from Lessee or for any other prior defaults of Lessee under such sublease. In the event that Lessor shall not require such attornment with respect to any sublease, then such sublease shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any sublease, assignment or management agreement shall expressly provide that the sublessee, assignee or manager shall furnish Lessor with such financial and operational information and information about the physical condition of the Facility, including the information required by Section 25.2 herein, as Lessor may request from time to time.
202. Lessor may, as a condition to its consent to any such master subletting, require Lessee to pay to Lessor one hundred percent (100%) of all Transfer Consideration. "Transfer Consideration" shall mean the positive
                           -----------------------
difference, if any, between the Fair Market Rental and the Rent payable by Lessee determined on a monthly basis, prorating the Rent, as appropriate, if less than all of the Facility is sublet; provided, however, in no event shall
                                            --------  -------
Lessor be entitled to receive any amount in excess of the amount Lessee is entitled to receive as a result of the master sublease. The Transfer Consideration for each month shall be paid by Lessee to Lessor monthly when the Minimum Rent is due for the duration of the master subletting.
203. Lessor may, as a condition to its consent to any assignment or management arrangement, require Lessee to pay to Lessor upon the effective date of such assignment or management arrangement an amount equal to one hundred percent (100%) of the Transfer Consideration for the remaining Term of the Lease assuming all renewal options are exercised and there is no early termination of the Lease and Lessor shall refund any amounts attributable to renewal options if they subsequently are not exercised with interest thereon at the Prime Rate; provided, however, in no event shall Lessor be entitled to
                   --------   -------
receive any amount in excess of the amount Lessee is entitled to receive as a result of the assignment or management agreement.
204. The consent by Lessor to any assignment, master subletting or management arrangement shall not constitute a consent to any subsequent assignment, master subletting or management arrangement by Lessee or to any subsequent or successive assignment, master subletting or management arrangement by the master sublessee, assignee or manager. Any purported or attempted assignment, sublease, management agreement or other permission to use the Facility contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.
205. Notwithstanding the preceding, Lessee may sublease or assign the Lease to an Affiliate of Lessee without the written consent of Lessor and Lessee shall not be required to pay any Transfer Consideration to Lessor as a result of such sublease or assignment to an Affiliate, but such sublease or assignment of the Lease from Lessee to an Affiliate of Lessee will not relieve Lessee from its obligations under the Lease or any Guarantor from its obligations under any guaranty of this Lease.
206.     Costs
         -----
     . Lessee shall reimburse Lessor for Lessor's reasonable costs and expenses incurred in conjunction with the processing and documentation of any assignment, master subletting or management arrangement, including reasonable attorneys', architects', engineers' or other consultants' fees whether or not such master sublease, assignment or management agreement is actually consummated.
207.     No  Release  of  Lessee's  Obligations
         --------------------------------------
     . No assignment, subletting or management agreement shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The liability of Lessee named herein and any immediate and remote successor in interest of Lessee (by assignment or otherwise), and the due performance of the obligations of this Lease on Lessee's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease.
208.     Assignment  of  Lessee's  Rights  Against  Sublease
         ---------------------------------------------------
.. If Lessor shall consent to a master subletting, then the written instrument of consent, executed and acknowledged by Lessor, Lessee and sublessee, shall contain a provision substantially similar to the following:
209. Lessee and sublessee hereby agree that, if sublessee shall be in default of any obligation of Lessee under the sublease, which default also constitutes a default by Lessee under the Lease, then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee in connection therewith.
210. Without limiting the generality of the foregoing, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against sublessee in the name of Lessee in order to enforce
     Lessee's rights under the sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.
211. Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.
212. Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of  remedies,  and  shall  not  in any way impair Lessor's entitlement to pursue other  rights  and  remedies  directly  against  Lessee.
213.     Reserved
         --------
     .
214.     REIT  Protection
         ----------------
     . Anything contained in this Lease to the contrary notwithstanding, Lessee shall not (i) sublet, assign or enter into a management arrangement for the Leased Property on any basis such that the rental or other amounts to be paid by the sublessee, assignee or manager thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee, assignee or manager; (ii) furnish or render any services to the sublessee, assignee or manager or manage or operate the Leased Property so subleased, assigned or managed; (iii) sublet, assign or enter into a management arrangement for the Leased Property to any Person in which Lessee or Lessor owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iv) sublet, assign or enter into a management arrangement for the Leased Property in any other manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code.
215.     Prepaid  Rent
         -------------
     . Lessee shall not require or accept prepayment for more than three (3) months' use of individual units or rooms of the Facility. Amounts charged to residents for individual units or rooms shall not be materially less than fair market value.
216.
     25.     Officer's  Certificates  and  Financial  Statements.
             ---------------------------------------------------
217.     Officer's  Certificate
         ----------------------
     . At any time and from time to time upon Lessee's receipt of not less than ten (10) days' prior written request by Lessor, Lessee shall furnish to Lessor an Officer's Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. Lessee's failure to deliver such statement within such time shall constitute an acknowledgement by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property.
218.     Statements
         ----------
     .  Lessee  shall  furnish  the  following  statements  to  Lessor:
219. within 120 days after the end of each of Lessee's fiscal years, a copy of the audited consolidated balance sheets of Lessee and its consolidated Subsidiaries as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders' equity and changes in the financial position of Lessee and its consolidated Subsidiaries for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;
220. within 120 days after the end of Lessee's fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;
221. within thirty (30) days after the end of each month for those months occurring from the Commencement Date to three months after the first month in which the average Cash Flow Coverage for the Facility equals or exceeds 1.3 for such month, all consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for the Facility; and thereafter within sixty (60) days after the end of each of Lessee's quarters, all quarterly consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for the Facility;
222. within 120 days after the end of each of Lessee's fiscal years, a copy of each cost report, if any, filed with the appropriate governmental agency for the Facility;
223. within thirty (30) days after they are required to be filed with the SEC, copies of any annual reports and of information, documents and other reports, or copies of such portions of any of the foregoing as the SEC may prescribe, which Lessee is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;
224. within three (3) Business Days after Lessee's receipt thereof, copies of all written communications received by Lessee from any regulatory agency relating to (i) surveys of the Facility for purposes of licensure, Medicare and Medicaid certification and accreditation and (ii) any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of the Facility, and involving an actual or threatened warning, imposition of a fine or a penalty, or suspension, termination or revocation of the Facility's license to be operated in accordance with  its  Primary  Intended  Use;
225.     [Intentionally  Omitted];
226. immediately upon Lessee's receipt thereof, copies of all material claims, complaints, notices, warnings or asserted violations relating in any way to  the  Leased  Property  or  Lessee's  use  thereof;  and
227. with reasonable promptness, such other information respecting the financial and operational condition and affairs of Lessee and the Facility and the physical condition of the Leased Property and any Capital Addition thereto as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time.
228.     Charges
         -------
     . Lessee acknowledges that the failure to furnish Lessor with any of the certificates or statements required by this Article XXV will cause Lessor to incur costs and expenses not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if Lessee fails to furnish Lessor with any of the certificates or statements required by this Article XXV, Lessee shall pay to Lessor upon demand $1,000 for each such failure as Additional Charges. The parties agree that this charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of Lessee's failure to furnish Lessor with such certificates and statements.
229.
230.     Lessor's  Right  to  Inspect  and  Show the Leased Property and Capital
         -----------------------------------------------------------------------
Additions
    -----
     . Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property and any Capital Addition thereto during usual business hours and on reasonable notice subject to any security, health, safety or confidentiality requirements of Lessee or any Legal Requirement or Insurance Requirement.
231.
232.     No  Waiver
         ----------
     . No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
233.
234.     Remedies  Cumulative
         --------------------
     . Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.
235.
236.     Acceptance  of  Surrender
         -------------------------
     . No surrender to Lessor of this Lease or of the Leased Property or any part thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
237.
238.     No  Merger
         ----------
     . There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate  in  the  Leased  Property.
239.
240.     Conveyance  by  Lessor
         ----------------------
     . If Lessor or any successor owner of the Leased Property shall convey the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner. 241.
242.     Quiet  Enjoyment
         ----------------
     . So long as Lessee shall pay the Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof, or the Commencement Date or created thereafter as permitted hereunder or thereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right, by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.
243.
244.     Notices
         -------
     . Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be
                                          ------
served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:
If  to  Lessor:     Health  Care  Property  Investors,  Inc.
4675  MacArthur  Court,  Suite  900
Newport  Beach,  California  92660
Attn:  Legal  Department
Fax:  (949)  221-0607
with  a  copy  to:     Latham  &  Watkins
650  Town  Center  Drive,  Suite  2000
Costa  Mesa,  California  92626
Attn:  David  C.  Meckler,  Esq.
Fax:  (714)  755-8290
If  to  Lessee:     Emeritus  Corporation
3131  Elliott  Avenue
Suite  500
Seattle,  Washington  98121
Attn:  Raymond  Brandstrom
Fax:  (206)  443-5432
with  a  copy  to:     The  Nathanson  Group  PLLC
1411  Fourth  Ave.,  Suite  905
Seattle,  Washington  98101
Attn:  Randi  S.  Nathanson,  Esq.
Fax:  (206)  623-1738
Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, either party may send notices by facsimile or by a nationally recognized overnight courier service provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes. 245.
246.     Appraiser
         ---------
     .  If  it  becomes  necessary  to  determine  the Fair Market Value or Fair
Market Rental for any purpose of this Lease, the same shall be determined by Valuation Counselors, or in the event Valuation Counselors no longer exists upon the date the same is to be determined, any other nationally recognized appraisal firm, in which one or more of the members, officers or principals of such firm are members of the American Institute of Real Estate Appraisers (or any successor organization thereto), as may be selected by Lessor in writing to Lessee (the "Appraiser"). Lessor shall cause such Appraiser to determine the
               ---------
Fair Market Value or Fair Market Rental as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser's decision to the relevant date) and the determination of such Appraiser shall be final and binding upon the parties. If the Facility had reached stabilized operations prior to the Commencement Date, to the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal for Fair Market Value shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its fair market value at the time the Leased Property was acquired by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay one-half of the fees and expenses of the Appraiser and one-half of all other cost and expenses incurred in connection with such appraisal.
247.
[INTENTIONALLY  OMITTED]
248.
249.     Lessor  May  Grant  Liens
         -------------------------
     . Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances (collectively, "Priority Encumbrances"), which may now or hereafter affect the
                 ----------------------
Leased Property and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance;
provided,  however,  that  the  subjection  and  subordination of this Lease and
    ----   -------
Lessee's  leasehold  interest  hereunder  to  any  Priority Encumbrance shall be
    -
conditioned  upon  the  execution by the holder of each Priority Encumbrance and
    -
delivery to Lessee of a nondisturbance and attornment agreement which provides that so long as no default has occurred and is continuing beyond the period of time allowed for the remedy thereof under the terms of this Lease, the holder of such Priority Encumbrance (i) shall not disturb either Lessee's leasehold interest or possession of the Leased Property in accordance with the terms hereof, or any of its rights, privileges and options, (ii) shall permit application of all proceeds of insurance and all Awards and payments in connection with the taking of all or any portion of the Leased Property in accordance with the provisions of Articles XIV and XV of this Lease, (iii) waives all Priority Encumbrance rights or interests in any of Lessee's Personal Property, and (iv) shall execute a release of such rights, privileges, options and all liens and claims that the holder of such Priority Encumbrance may have in the Leased Property upon payment of the purchase price therefor in the event Lessee exercises any of its options or rights to purchase the Leased Property provided in this Lease. In connection with the foregoing and at the request of Lessor, Lessee shall promptly execute a reasonable subordination, nondisturbance and attornment agreement which will incorporate the terms set forth in the preceding sentence. Except for the documents described in the preceding sentences, this clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee or beneficiary, affecting any lease or the Leased Property. In confirmation of such subordination, Lessee shall execute promptly any certificate that Lessor may request for such purposes.
250.     Attornment
         ----------
     . If Lessor's interest in the Leased Property is sold or conveyed upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner's option, Lessee shall attorn to and recognize the new owner as Lessee's Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within ten (10) days after request; and (ii) the new owner shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale or conveyance, or (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale or conveyance. 251.
252.     Hazardous  Substances
         ---------------------
     . Lessee shall not allow any Hazardous Substance to be located in, on, under or about the Leased Property or incorporated in the Facility; provided,
                                                                       --------
however, that Hazardous Substances may be brought, kept, used or disposed of in,
  -----
on or about the Leased Property in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary Intended Use or in connection with the construction of facilities similar to the Facility and which are brought, kept, used and disposed of in strict compliance with Legal Requirements. Lessee shall not allow the Leased Property to be used as a waste disposal site or for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance.
253.     Notices
         -------
     . Lessee shall provide to Lessor promptly, and in any event immediately upon Lessee's receipt thereof, a copy of any notice, or notification with respect to, (i) any violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any adjacent property; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the Leased Property; (iii) any claim made or threatened by any Person against Lessee or the Leased Property relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental  agency  arising  out  of  or  in  connection  with  any Hazardous
Substance in, on, under or removed from the Leased Property, including any complaints, notices, warnings or asserted violations in connection therewith.
254.     Remediation
         -----------
     . If Lessee becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on, under or about the Leased Property or any adjacent property, or if Lessee, Lessor or the Leased Property becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property, Lessee shall immediately notify Lessor of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor's costs and expenses incurred in connection therewith.
255.     Indemnity
         ---------
     . Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, "Environmental Costs") (whether or not arising out of third-party claims and
 --------------------
regardless  of  whether  liability  without  fault  is  imposed, or sought to be
 --
imposed,  on Lessor) incurred in connection with, arising out of, resulting from
 --
or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property (collectively, "Handling"),
                                                                     --------
including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property, (ii) the presence of any Hazardous Substances in, on, under or about the Leased Property and (iii) the violation of any Environmental Law. "Environmental Costs" include
                                                    -------------------
interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, attorney's fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing.
Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor for any and all costs and expenses incurred by Lessor in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during (but not after) the Term or such portion thereof during which the Leased Property is leased to Lessee of the following:
256. In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property;
257. In bringing the Leased Property into compliance with all Legal Requirements; and
258. Removing, treating, storing, transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of  in,  on,  from,  under  or  about  the  Leased  Property  or  off-site.
     If any claim is made by Lessor for reimbursement for Environmental Costs incurred by it hereunder, Lessee agrees to pay such claim promptly, and in any event to pay such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not so paid and Lessor is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate.
259.     Environmental  Inspection
         -------------------------
     . Lessor shall have the right, from time to time, during normal business hours and upon not less than five (5) days written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property to determine the existence or presence of Hazardous Substances on or about the Leased Property. Lessor shall have the right to enter and inspect the Leased Property, conduct any testing, sampling and analyses it deems necessary and shall have the right to inspect materials brought into the Leased Property. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. All costs and expenses incurred by Lessor under this Section shall be paid on demand as Additional Charges by Lessee to Lessor. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Lessee's tenancy. Lessee shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an environmental inspection at the termination of the Lease. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease.
260.
261.     Memorandum  of  Lease
         ---------------------
     . Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State. Lessee shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Lessor in removing from record any such memorandum upon the expiration or earlier termination of the Term. 262.
263.     Sale  of  Assets
         ----------------
     . Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(6)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor's counsel advises Lessor that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor's counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision, of the Code. If Lessee has the obligation to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, then Lessee shall purchase such property, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of Lessor's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV; provided,
                                                                       --------
however,  that  if  Lessee's  obligation  to purchase arises pursuant to Section
      -
16.5, and if the events giving rise to the Event of Default for which Lessor exercised its right to put the Leased Property to Lessee pursuant to Section
16.5  has  been  cured  prior  to  the time Lessor determines to sell the Leased
Property,  then  this  Lease  shall continue in full force and effect as if such
Event of Default had not occurred. If Lessee has the right to purchase the property pursuant to the terms herein, and if Lessor determines not to sell such property pursuant to the above sentence, Lessee's right, if any, to purchase any or all of such property shall, upon notice to Lessor that Lessee intends to continue such right, continue and be exercisable, upon and subject to all applicable terms and conditions set forth in this Lease, including the provisions of Article XXXV, at such time as the transaction, upon the advice of Lessor's counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety five percent
(95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property from Lessor at the Fair Market Rental determined in accordance with Article XXXIV.
264.
265.     Subdivision
         -----------
     . If the Land is in excess of that which is required to operate the Leased Property in accordance with its Primary Intended Use, Lessor may subdivide the Land and amend this Lease and the legal descriptions attached hereto as Exhibit
                                                                         -------
A-1  and  Exhibit A-2 such that the Land contains only so much of the Land as is
---       -----------
necessary to operate the Leased Property in accordance with its Primary Intended Use. If Lessor subdivides the Land, Lessee shall have the right to an appropriate abatement of Rent payable and the right to reasonably adjust any other obligations of either party accordingly. After any such subdivision Lessee shall have no rights to any land which is no longer part of the Leased Property and Lessor may sell, lease or develop any land which is no longer part of the Leased Property; provided that Lessor may not use such land for the
                            --------
operation of a facility providing adult congregate care and assisted living services; and provided further that Lessor may not sell or lease such land to a
               ----------------
third party that Lessor knows intends to use such land for the development of a facility providing adult congregate care and assisted living services. If Lessor elects to subdivide the Land Lessee shall cooperate with Lessor and take all actions reasonably requested by Lessor to effect such subdivision. 266.
267.     Authority
         ---------
     . If Lessee is a corporation, trust, or partnership, Lessee, and each individual executing this Lease on behalf of Lessee, represent and warrant that each is duly authorized to execute and deliver this Lease on behalf of Lessee and shall within thirty (30) days after execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.
268.
269.     Attorneys'  Fees
         ----------------
     . If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable outside attorneys' fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor's attorneys' fees, Lessee shall pay, as Additional Charges, all of Lessor's reasonable outside attorneys' fees incurred in connection with the administration or enforcement of this Lease, including attorneys' fees incurred in connection with the renewal of this Lease for the Extended Term, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.
270.
271.     Brokers
         -------
     . Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.
272.
273.     Miscellaneous
         -------------
     .
274.     Survival.  Anything  contained  in  this  Lease  to  the  contrary
         --------
notwithstanding,  all claims against, and liabilities and indemnities of, Lessee
         --
or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination.
275.     Severability.  If  any  term  or  provision  of  this  Lease  or  any
         ------------
application  thereof  shall  be  held invalid or unenforceable, the remainder of
         -
this Lease and any other application of such term or provision shall not be affected thereby.
276.     Non-Recourse.  Lessee  specifically agrees to look solely to the Leased
         ------------
Property for recovery of any judgment from Lessor. It is specifically agreed that no constituent partner in Lessor or officer or employee of Lessor shall ever  be  personally  liable  for  any  such  judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any  indirect  or  consequential  damages  suffered by Lessee from whatever cause.
277.     Licenses.  Upon  the  expiration  or  earlier  termination of the Term,
         --------
Lessee shall use its best efforts to transfer to Lessor or Lessor's nominee and shall cooperate with Lessor or Lessor's designee or nominee in connection with the processing by Lessor or Lessor's designee or nominee of any applications for all licenses, operating permits and other governmental authorization, all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of the Facility; provided that the costs and expenses of any such transfer or the
           --------
processing of any such application shall be paid by Lessor or Lessor's designee or nominee. Lessee shall not commit any act or be remiss in the undertaking of any act that would jeopardize the licensure or certification of the Facility, and Lessee shall comply with all requests for an orderly transfer of the same upon the expiration or early termination of the Term. In addition, upon request, Lessee shall promptly deliver copies of all books and records relating to the Leased Property and its operation to Lessor or Lessor's designee or nominee but Lessee shall not be required to deliver corporate financial records or proprietary materials. Lessee shall indemnify, defend, protect and hold harmless Lessor from and against any loss, damage, cost or expense incurred by Lessor or Lessor's designee or nominee in connection with the correction of any and all deficiencies of a physical nature identified by any governmental authority responsible for licensing the Leased Property in the course of any change of ownership inspection and audit and previously identified during the Term by such governmental authority.
278.     Successors  and  Assigns.  This  Lease shall be binding upon Lessor and
         ------------------------
its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.
279.     Governing  Law.  (See Also Addendum Section 46.11)  THIS LEASE (AND ANY
         --------------    --- ---- -------- ------- -----
AGREEMENT  FORMED  PURSUANT  TO  THE  TERMS  HEREOF)  SHALL  BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. LESSEE AND LESSOR EACH HEREBY (I) IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE AND CONSENT TO SERVICE OF PROCESS IN ANY LEGAL PROCEEDINGS ARISING OUT OF, OR IN CONNECTION WITH, THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF), BY ANY MEANS AUTHORIZED BY APPLICABLE LAW; (II) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION TO WHICH SUCH PARTY MAY NOW OR HEREINAFTER HAVE TO THE LYING OR TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF, IN CONNECTION WITH, THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT
     TO THE TERMS HEREOF), BROUGHT IN THE STATE COURTS OF ORANGE COUNTY, CALIFORNIA, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT IN WHICH SUCH COUNTY IS LOCATED; AND (III) IRREVOCABLY WAIVE ANY CLAIM IN ANY LITIGATION BROUGHT IN ANY SUCH COURT THAT THE SAME HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
280.     Waiver  of  Trial by Jury.  EACH OF LESSOR AND LESSEE ACKNOWLEDGES THAT
         -------------------------
IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES AND THE STATE. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO TIES LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR
     OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND,

------
ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
LESSOR'S  INITIALS:
LESSEE'S  INITIALS:
281.     Entire  Agreement.  This  Lease,  together  with  the  other  Emeritus
         -----------------
Documents, as defined in the Contract of Acquisition, the Exhibits hereto and thereto and such other documents as are contemplated hereunder or thereunder, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.
282.     Headings.  All titles and headings to sections, subsections, paragraphs
         --------
     or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.
283.     Counterparts.  This  Lease  may  be  executed  in  any  number  of
         ------------
counterparts,  each  of  which shall be a valid and binding original, but all of
         ---
which  together  shall  constitute  one  and  the  same  instrument.
284.     Joint  and  Several.  If  more than one Person is the Lessee under this
         -------------------
Lease,  the  liability  of  such  Persons  under  this  Lease shall be joint and several.
285.     Interpretation.  Both  Lessor  and  Lessee  have  been  represented  by
         --------------
counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.
286.     Time  of  Essence.  Time  is  of  the  essence  of  this Lease and each
         -----------------
provision  hereof  in  which  time  of  performance  is  established.
287.     Further  Assurances.  The parties' agree to promptly sign all documents
         -------------------
reasonably  requested  to  give  effect  to  the  provisions  of  this  Lease.
                            [SIGNATURE PAGE FOLLOWS]

     SIGNATURE  PAGE  TO  LEASE


|  OC_DOCS\419784.7[W2000]||
     IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.
HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation



By:     /s/  Edward  J.  Henning
        ------------------------
Name:  Edward  J.  Henning
       -------------------
Its:      Senior  Vice  President
          -----------------------

EMERITUS  CORPORATION,
a  Washington  corporation



By:     /s/  Raymond  R.  Brandstrom
        ----------------------------
Name:  Raymond  R.  Brandstrom
       -----------------------
Its:      Vice  President  of  Finance
          ----------------------------

------


     A-1  Page  1
                                   EXHIBIT A-1
                                   -----------
                          Description of Land - Biloxi

Lot 7, GULF COMMERCIAL SUBDIVISION, City of Biloxi, Second Judicial District of Harrison County, Mississippi, as shown on the map or plat thereof on file and of record in Plat Book 14, pages 4-6 in the office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

------

     A-2  Page  1
                                   EXHIBIT A-2
                                   -----------
                          Description of Land - Auburn

PARCEL  ONE

A PORTION OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 13 NORTH, RANGE 8 EAST, M.D.B. & M., IN THE UNINCORPORATED AREA OF PLACER COUNTY, CALIFORNIA, SHOWN AS "REMAINDER" ON PARCEL MAP NO. 75529 FILED IN BOOK 28 OF PARCELS MAPS AT PAGE 85, PLACER COUNTY RECORDS, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH-SOUTH CENTERLINE OF SAID SECTION 29, A 3/4 INCH DIAMETER IRON PIPE FOUND SET FOR THE SOUTHWEST CORNER OF SAID REMAINDER PARCEL WHICH BEARS NORTH 0 36' 26" WEST 228.69 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION 29; THENCE FROM THE POINT OF BEGINNING ALONG THE BOUNDARY OF SAID REMAINDER PARCEL ON THE FOLLOWING (4) CONSECUTIVE COURSES: (1) ALONG SAID NORTH-SOUTH CENTERLINE NORTH 0 36' 26" WEST 488.26 FEET TO THE CENTERLINE OF EDUCATION STREET, (2) ALONG SAID STREET CENTERLINE NORTH 89 23' 34" EAST
232.97  FEET,  (3)  SOUTH  0  36' 26" EAST 484.48 FEET AND (4) SOUTH 88  27' 41"
WEST  233.00  FEET  TO  THE  POINT  OF  BEGINNING.

ASSESSOR'S  PARCEL  NUMBER  051-180-076

PARCEL  TWO

AN EASEMENT FOR INGRESS, EGRESS AND DRIVEWAY PURPOSES OVER, UPON AND ACROSS THE PROPERTY SET FORTH IN THE DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT DATED NOVEMBER 11, 1995 AND RECORDED NOVEMBER 17, 1995 AS INSTRUMENT NO. 1995-62386, PLACER COUNTY RECORDS.

------


                                       B-1
                                    EXHIBIT B
                                    ---------
                       List of Lessor's Personal Property
     All furniture, equipment, and tangible personal property, including but not limited to the following: all fabrics, beds, mattresses, credenzas, desks, mirrors, framed pictures, prints, art work, tables, chairs, lamps, luggage racks, draperies, bed spreads, sofas, nightstands, activity tables, stools, shower curtains and hooks, registration equipment, planters, coat racks, ceiling fans, memo holders, podiums, stands, window blinds, wastebaskets, copy machines, file cabinets, typewriters, trash cans, safes, lockers, washers, dryers, towels, washcloths, linens, blankets, mattress pads, pillows, laundry carts, maid carts, vacuum cleaners, hand trucks, medical carts, time clocks, clothes hangers, ice machines, locksetters and equipment, ice bins, blenders, moveable coolers, beverage dispensers, glass racks, syrup tanks, cash registers, coffee machines, ranges, fryers, broilers, griddles, hot plates, warmers, toasters, waffle irons, soup wells, microwaves, heat lamps, timers, dishwashers, coffee grinders, steamers, ovens, smallwares, china, silverware, glasses, t.v. sets, and supplies of every type and nature now or hereafter used in the Facility and all increases, substitutions, replacements, additions and accessions to any such, of every type, and any certificate of occupancy and architectural drawings with respect to the Facility; excluding, however, other intangible personal property relating to the trade or business operated on the Facility, including operating licenses and good will, and any inventory or vehicles relating to the trade or business operated on the Facility.

------


     1


     C-1
                                    EXHIBIT C
                                    ---------
                           Form of Amendment to Lease
                           --------------------------
     This  First Amendment to Lease ("Amendment") is dated as of ______________,
                                      ---------
200__  by  and  between  ________________________________,  a__________________
("Lessor") and ________________________________, a__________________ ("Lessee").
     ---                                                               ------
                                    RECITALS
     A. Lessor and Lessee entered into a lease dated as of _____________ __, 200__ (the "Lease") for the _______________ facility located in
              -----
___________________  and  the  _______________  facility  located  in
            ----
___________________.
            ----
B. Lessor and Lessee desire to memorialize their understanding regarding certain provisions of the Lease.
                                    AGREEMENT
     Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:
1.     The  Commencement  Date  of  the  Lease  is  __________________;
2.     The  Term  of  the  Lease  shall  end  on  __________________;
3. The first Lease Year for the Lease commences on _______________, 200__ and ends on _______________, 200__;
4. Subject to further upward adjustments as provided in Section 3.1 of the Lease, the initial monthly Minimum Rent payable under the Lease shall be the sum of $______________;
Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.
                            [SIGNATURE PAGE FOLLOWS]

                                       C-2
     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Amendment to be executed  as  of  the  day  and  year  first  above  written.
     ,
HEALTH  CARE  PROPERTY  INVESTORS,  INC.,  a  Maryland  corporation     a
                                                                          --


By:     By:
Name:     Name:
Its:     Its:

------

     D-1
                                    EXHIBIT D
                                    ---------
                        Number of Units at Each Facility
                        --------------------------------

Biloxi,  Mississippi  (Loyalton  at  Biloxi)-81  units

Auburn,  California  (Emerald  Hills)-89  units

------

                                       E-1
                                    EXHIBIT E
                                    ---------

                              LIST OF OTHER LEASES
                              --------------------

                                                  Lease
         Lessor     Lessee     Facility Name     City     State     Date
                                                                    ----
HCPI Trust     Emeritus Corporation     GREEN MEADOWS OF ALLENTOWN     ALLENTOWN
----------     --------------------     --------------------------     ---------
                                                                PA     19-Oct-95
                                                                --     ---------
Health  Care  Property  Investors, Inc.     Emeritus Corporation     SUMMER WIND
---------------------------------------     --------------------     -----------
                                        RESIDENCE     BOISE     ID     31-Aug-95
                                        ---------     -----     --     ---------
Health  Care Property Investors, Inc.     Emeritus Corporation     GREEN MEADOWS
-------------------------------------     --------------------     -------------
                                         AT DOVER     DOVER     DE     16-Oct-95
                                         --------     -----     --     ---------
HCPI  Trust     Emeritus  Corporation     COUNTRYSIDE  VILLAGE     EASLEY     SC
-----------     ---------------------     --------------------     ------     --
                                                                       26-Jan-96
                                                                       ---------
          HCPI Trust     Emeritus Corporation     SUMMIT PLACE     EASLEY     SC
          ----------     --------------------     ------------     ------     --
                                                                       26-Jan-96
                                                                       ---------
Texas  HCP  Holding, L.P.     Emeritus Corporation     THE PALISADES     EL PASO
-------------------------     --------------------     -------------     -------
                                                                 TX     1-Apr-97
                                                                 --     --------
Texas  HCP  Holding, L.P.     Emeritus Corporation     CAMBRIA LODGE     EL PASO
-------------------------     --------------------     -------------     -------
                                                                TX     23-Aug-96
                                                                --     ---------
Health  Care  Property  Investors,  Inc.     Emeritus  Corporation     SEABROOK
----------------------------------------     ---------------------     --------
                                     RETIREMENT     EVERETT     WA     27-Dec-95
                                     ----------     -------     --     ---------
Health Care Property Investors, Inc.     Emeritus Corporation     ROSEWOOD COURT
------------------------------------     --------------------     --------------
                                                  FULLERTON     CA     29-Mar-96
                                                  ---------     --     ---------
Health Care Property Investors, Inc.     Emeritus Corporation     HERITAGE LODGE
------------------------------------     --------------------     --------------
                                             HENDERSONVILLE     NC     26-Jan-96
                                             --------------     --     ---------
Health Care Property Investors, Inc.     Emeritus Corporation     HERITAGE HILLS
------------------------------------     --------------------     --------------
                              RETIREMENT     HENDERSONVILLE     NC     26-Jan-96
                              ----------     --------------     --     ---------
Health  Care  Property  Investors,  Inc.     Emeritus  Corporation     PINE PARK
----------------------------------------     ---------------------     ---------
                                             HENDERSONVILLE     NC     26-Jan-96
                                             --------------     --     ---------
HCPI  Trust     Emeritus  Corporation     GREEN  MEADOWS  OF LATROBE     LATROBE
-----------     ---------------------     --------------------------     -------
                                                                PA     19-Oct-95
                                                                --     ---------
Texas  HCP  Holding, L.P.     Emeritus Corporation     SHERWOOD PLACE     ODESSA
-------------------------     --------------------     --------------     ------
                                                                TX     27-Dec-95
                                                                --     ---------
Health  Care Property Investors, Inc.     Emeritus Corporation     GREEN MEADOWS
-------------------------------------     --------------------     -------------
                           AT PAINTED POST     PAINTED POST     NY     27-Dec-95
                           ---------------     ------------     --     ---------
Health  Care  Property Investors, Inc.     Emeritus Corporation     THE ARBOR AT
--------------------------------------     --------------------     ------------
                                    OLIVE GROVE     PHOENIX     AZ     11-Aug-95
                                    -----------     -------     --     ---------
Health  Care  Property Investors, Inc.     Emeritus Corporation     RENTON VILLA
--------------------------------------     --------------------     ------------
                                                     RENTON     WA     11-Aug-95
                                                     ------     --     ---------
Texas  HCP Holding, L.P.     Emeritus Corporation     AMBER OAKS     SAN ANTONIO
------------------------     --------------------     ----------     -----------
                                                                 TX     1-Apr-97
                                                                 --     --------
Texas  HCP  Holding,  L.P.     Emeritus  Corporation     REDWOOD SPRINGS     SAN
--------------------------     ---------------------     ---------------     ---
                                                      MARCOS     TX     1-Apr-97
                                                      ------     --     --------
     HCPI Trust     Emeritus Corporation     SKYLYN PLACE     SPARTANBURG     SC
     ----------     --------------------     ------------     -----------     --
                                                                       26-Jan-96
                                                                       ---------
Health  Care  Property Investors, Inc.     Emeritus Corporation     LAUREL LAKES
--------------------------------------     --------------------     ------------
                                        ESTATE     VOORHEES     NJ     27-Dec-95
                                        ------     --------     --     ---------
Health Care Property Investors, Inc.     Emeritus Corporation     GARRISON CREEK
------------------------------------     --------------------     --------------
                                                WALLA WALLA     WA     24-Jul-96
                                                -----------     --     ---------

(a)  Mortgage




                    ADDENDUM TO LEASE DATED SEPTEMBER 5, 2001
                  BETWEEN HEALTH CARE PROPERTY INVESTORS, INC.,
                             A MARYLAND CORPORATION,
                                 AS LESSOR, AND
                              EMERITUS CORPORATION,
                            A WASHINGTON CORPORATION,
                                    AS LESSEE
I.     FOR  RESTARTING  AUTOMATIC  NUMBERING  ONLY  --  WILL  NOT  PRINT!
     46.1     Interpretation.  The provisions of this Addendum shall be included
              --------------
in and form a part of this Lease and shall supercede and override any other provision in this Lease to the extent the same are inconsistent.
46.2     Provisions  Relating  to  Master  Lease.  Lessor  and  Lessee  hereby
         ----------------------------------------
acknowledge and agree that this Lease is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility to Lessee and as a condition thereto, Lessor insisted that the parties execute this Lease covering all of the Facilities in a single, integrated and indivisible agreement.
46.3     Additional  Defined  Terms and Modifications to Defined Terms.  For all
         -------------------------------------------------------------
purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Section 46.3 or defined elsewhere in this Lease and modified in this Section 46.3 shall have the meanings assigned to them in this Section 46.3 or as so modified in this Section 46.3, as applicable:
     Allocated  Lessor's Initial Investment:  With respect to each Facility, the
     --------------------------------------
amount of total Lessor's Initial Investment payable hereunder from time to time and allocated to such Facility as follows:
     Biloxi     42%

     Auburn     58%
     Allocated  Minimum  Rent  and CPI Rent:  With respect to each Facility, the
     --------------------------------------
amount of total Minimum Rent and CPI Rent payable hereunder from time to time and allocated to such Facility as follows:
     Biloxi     42%

     Auburn     58%
     Facilities:  Each  facility  currently  being  operated  on  the applicable
     ----------
portion  of  the  Leased  Property as more particularly described on Exhibit A-1
                                                                     -----------
(Biloxi)  and  Exhibit  A-2  (Auburn) attached hereto and incorporated herein by
   -----       ----------------------
this  reference  (each,  a  "Facility").
                             --------
     Fixtures:  With  respect  to  each  Facility,  the  Fixtures (as defined in
     --------
Article  I)  of  such  Facility.
Land:  With respect to each Facility, the Land (as defined in Article I) of such
----
Facility.
Leased Improvements:  With respect to each Facility, the Leased Improvements (as
--------------------
defined  in  Article  I)  of  such  Facility.
Leased Property:  With respect to each Facility, the Leased Property (as defined
----------------
in  Article  I)  of  such  Facility.
Lessee's  Personal  Property:  With  respect to each Facility, Lessee's Personal
-----------------------------
Property  (as  defined  in  Article  II)  of  such  Facility.
--
Lessor's  Personal  Property:  With respect to each Facility,  Lessor's Personal
----------------------------
Property  (as  defined  in  Article  I)  of  such  Facility.
Minimum  Repurchase Price:  With respect to each Facility at any given time, the
-------------------------
sum of (i) the Allocated Lessor's Initial Investment of such Facility, plus (ii) any Capital Addition Costs funded by Lessor with respect to such Facility. Primary Intended Use. With respect to each Facility, an assisted living
----------------------
facility  containing  the number of units set forth on Exhibit D attached hereto
-------                                                ---------
and incorporated herein by this reference with respect to such Facility and such other uses necessary or incidental to such use.
Related  Rights:   With respect to each Facility, the Related Rights (as defined
----------------
in  Article  I)  of  such  Facility.
     46.4     Capital Additions and Other Alterations.   For purposes of Section
              ---------------------------------------
10.1 of this Lease, the amount of "$100,000.00" as set forth therein shall be applied and calculated separately with respect to each Facility.
     46.5     Insurance  Requirements.  Lessee  shall  maintain  the  insurance
              -----------------------
required by Article XIII with respect to the Leased Property of each Facility and the Personal Property and operations thereon.
46.6     Insurance  Proceeds and Casualty.   The provisions of Article XIV shall
         --------------------------------
apply separately with respect to each Facility. Accordingly, without limiting the generality of the foregoing, if a Facility is damaged or destroyed and Lessee offers to purchase the Leased Property of such Facility pursuant to any provision of such Article XIV and Lessor shall accept such offer, then this Lease shall terminate as to the Leased Property of such damaged Facility upon payment of the purchase price therefor and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property of such damaged Facility being held in trust by Lessor. In the event that this Lease shall terminate with respect to any damaged Facility in accordance with the terms hereof, such termination shall not affect the Term of this Lease with respect to the other Facility, and this Lease shall continue in full force and effect with respect to such other Facility, except that the total monthly Minimum Rent payable hereunder shall be reduced by the amount of monthly Allocated Minimum Rent and CPI Rent with respect to such damaged Facility as to which this Lease has so terminated.
     46.7     Condemnation.   The  provisions  of  Article  XV  shall  apply
              ------------
separately with respect to each Facility. Accordingly, without limiting the generality of the foregoing, if the Leased Property of a Facility is totally and permanently taken by Condemnation or a portion of the Leased Property of such Facility is taken and the Facility is rendered Unsuitable for its Primary Intended Use, then in either event this Lease shall terminate with respect to such affected Facility as provided in Article XV. In the event that this Lease shall so terminate with respect to any such Facility, such termination shall not affect the Term of this Lease with respect to the other Facility, and this Lease shall continue in full force and effect with respect to such other Facility, except that the total monthly Minimum Rent and CPI Rent payable hereunder shall be reduced by the amount of monthly Allocated Minimum Rent and CPI Rent with respect to such Facility as to which this Lease has so terminated.
46.8     Events  of  Default  and  Remedies.
         ----------------------------------
     (a) If an Event of Default shall have occurred, Lessor may terminate this Lease pursuant to Section 16.2 and this Addendum Section 46.8 with respect to any one or both of the Facilities (regardless whether the events giving rise to such Event of Default emanated from one or more Facilities) by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease with respect to all such Facilities as to which Lessor has elected to so terminate this Lease. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated with respect to any one or more (including all, if so elected by Lessor) of the Facilities pursuant to Section 16.2 and this Addendum Section 46.8, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property of all of the Facilities and any Capital Additions as to which Lessor has so elected to terminate this Lease and quit the same and Lessor may enter upon and repossess the Leased Property of such Facility(ies) and any Capital Additions by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee's Personal Property from the
Leased  Property  of  any  such  Facility(ies)  and  any  Capital  Additions.
(b) The provisions of Section 16.3 shall apply separately with respect to each Facility (including all, if applicable) as to which Lessor has elected to terminate this Lease following an Event of Default. For purposes of computing the unpaid Rent with respect to each Facility as to which this Lease has been so terminated following and Event of Default, such unpaid Rent shall be equal to the unpaid Allocated Minimum Rent and CPI Rent for each such Facility, together with all Additional Charges payable with respect to each such Facility.
(c) If an Event of Default shall have occurred, Lessor may require Lessee to purchase the Leased Property pursuant to Section 16.5 and this Addendum Section
46.8 with respect to any one or both of the Facilities (regardless whether the events giving rise to such Event of Default emanated from one or more Facilities) by giving Lessee notice of such obligation to purchase. If Lessor exercises such right, Lessor shall convey the Leased Property to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate for such Facility or Facilities that Lessor required Lessee to purchase. Any purchase by Lessee of the Leased Property of one or both of the Facilities pursuant to Section 16.5 and this Addendum Section 46.8 shall be in lieu of damages specified in Section 16.3. For the purpose of calculating Minimum Rent and CPI Rent for such Facility for which Lessor has required Lessee to purchase the Leased Property, the same shall be equal to the then applicable Allocated Minimum Rent and CPI Rent for such Facility.
(d) Notwithstanding anything in this Lease to the contrary, in the event that this Lease shall be terminated by Lessor with respect to any Facility by reason of an Event of Default as provided in Sections 16.2 and/or 16.3 of this Lease (as modified by this Addendum Section 46.8) or by reason of Lessor's exercise of its rights pursuant to Section 16.5 of this Lease (as modified by this Addendum Section 46.8), such termination shall not affect the applicable
Term of this Lease with respect to the other Facility not so terminated by Lessor, and this Lease shall continue in full force and effect with respect to such other Facility, except that the total monthly Minimum Rent and CPI Rent payable hereunder shall be reduced by the amount of monthly Allocated Minimum Rent and CPI Rent of the Facility as to which this Lease has so terminated, subject, however, to Lessor's right to recover damages or to receive the applicable purchase price in each case with respect to such Facility as to which this Lease has been so terminated as provided in the applicable provisions of
Article  XVI  of  this  Lease  (as  modified  by  this  Addendum  Section 46.8).
     46.9     Provisions  Relating  to  Purchase  of  the  Leased  Property of a
              ------------------------------------------------------------------
Facility(ies).  For  purposes  of  calculating  the unpaid Rent for any Facility
      -------
purchased by Lessee, the same shall be equal to the then applicable Allocated Minimum Rent and CPI Rent for such Facility together with all Additional Charges payable for such Facility.
46.10     Renewal Matters.  Lessee shall only have the right to renew this Lease
          ---------------
for the Extended Term pursuant to Section 19.1 with respect to all of the Facilities (i.e., as a group) then being leased by Lessee under this Lease at time  of  exercise  of  such  right.
46.11     Governing  Law.  NOTWITHSTANDING  ANYTHING  TO THE CONTRARY IN SECTION
          --------------
45.1.6, THIS LEASE (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT (A) TO THE EXTENT THAT APPLICATIONS OF THE LAWS OF THE STATE OF CALIFORNIA WOULD DEROGATE FROM THE RIGHTS OF LESSOR UNDER THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF A FACILITY IS LOCATED WITH RESPECT TO ENFORCEMENT OF THE RIGHTS AND REMEDIES OF LESSOR UNDER THIS LEASE WITH RESPECT TO SUCH FACILITY, THEN THE LAWS OF THE STATE IN WHICH SUCH FACILITY IS LOCATED WILL CONTROL AND (B) ALL MATTERS RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
46.12     Condition  of  the Leased Property.  The acknowledgements contained in
          ----------------------------------
Section  7.1  of  this  Lease  are  subject  to  the  following:
     (a) With respect to the Biloxi Facility, that certain Phase One Environmental Site Assessment dated August 6, 2001, prepared by The Breland Group for Lessee, and
(b) With respect to the Auburn Facility, that certain Phase One Environmental Site Assessment dated March 16, 2001, prepared by The Breland Group for Lessee.
     46.13     New  Lease.  Lessor  shall  have  the right, at any time and from
               ----------
time to time during the Term for any purpose, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more Facilities (individually, a "Separated Property" or collectively, the "Separated Properties") is separated and removed from this Lease, and to simultaneously execute a substitute lease with respect to such Separated Property(ies), in which case:
     (a) Lessor and Lessee shall execute a new lease (the "New Lease") for such Separated Property(ies), effective as of the date specified in Section 46.13(c) below (the "New Lease Effective Date"), in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Separated Property(ies) from the balance of the Leased Property, including the following:
               (i)     The  total  monthly  Minimum  Rent payable under such New
Lease shall be the total applicable monthly Allocated Minimum Rent (pursuant to Section 46.3 above) with respect to such Separated Property(ies);
          (ii) All Minimum Rent escalations under the New Lease shall be at the times and in the amounts set forth in this Lease for Minimum Rent increases;
          (iii) The New Lease shall provide that the lessee thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Separated Property(ies), that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease).
     (b) Lessor and Lessee shall also execute an amendment to this Lease effective as of the New Lease Date reflecting the separation of the Separated Property(ies) from the balance of the Leased Property and making such modifications to this Lease as are necessitated thereby.
     (c) In the case of any New Lease that is entered into in accordance with this Section 46.13, such New Lease shall be effective on the date which is the earlier of (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Lessee requiring a New Lease as described above, which date shall be no sooner than ten (10) days after the date such notice is issued.
     (d) Lessor and Lessee shall take such actions and execute and deliver such documents, including without limitation the New Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 46.13.
     (e) Each party shall bear its own costs and expenses in connection with any New Lease entered into in accordance with this Section 46.13.
                            [Signature Page Follows]

                       SIGNATURE PAGE TO ADDENDUM TO LEASE

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized.

                                    "LESSOR"
                                       "LESSEE"
          HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation
                    EMERITUS CORPORATION, a Washington corporation

By:  /s/  Edward  J.  Henning
     ------------------------
Name:  Edward  J.  Henning     By:  /s/  Raymond  R.  Brandstrom
       -------------------          ----------------------------
Its:  Senior  Vice  President     Name:  Raymond  R.  Brandstrom
      -----------------------            -----------------------
     Its:  Vice  President  of  Finance
           ----------------------------